OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
Prospectus dated October 1, 1995

     Oppenheimer Strategic Income & Growth Fund (the "Fund") is a mutual fund with a primary investment objective of current income and a secondary investment objective of capital appreciation. The Fund intends to seek its primary objective principally by investing in (1) U.S. Government Securities, (2) foreign debt securities, and (3) domestic debt securities, including lower-rated, high yield securities commonly called "junk bonds." The Fund can invest some or all of its assets in each of these three types of securities, although it will normally invest some assets in each sector. The Fund intends to seek its secondary investment objective of capital appreciation principally by investing in domestic equity securities.

     The Fund may invest up to 100% of its assets in "junk bonds" or foreign debt securities rated below investment grade. These securities may be considered to be speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund does not constitute a complete investment program and is not appropriate for persons unwilling or unable to assume the high degree of risk associated with investing in high yield, lower rated securities. Investors should carefully consider these risks before investing.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


     ABOUT THE FUND

     Expenses
     A Brief Overview of the Fund
     Financial Highlights
     Investment Objectives and Policies
     How the Fund is Managed
     Performance of the Fund

     ABOUT YOUR ACCOUNT

     How to Buy Shares
     Class A Shares
     Class B Shares
     Class C Shares
     Special Investor Services
     AccountLink
     Automatic Withdrawal and Exchange Plans
     Reinvestment Privilege
     Retirement Plans
     How to Sell Shares
     By Mail
     By Telephone
     How to Exchange Shares
     Shareholder Account Rules and Policies
     Dividends, Capital Gains and Taxes
     Appendix: Description of Securities Ratings

ABOUT THE FUND

Expenses

     The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

     - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages ____ through ____, for an explanation of how and when these charges apply.

                         Class        Class  Class
                         A Shares     B SharesC Shares
Maximum Sales Charge
on Purchases(as a %
 of offering price)      4.75%         None  None
Sales Charge on
 Reinvested Dividends    None          None  None
Deferred Sales Charge
  (as a % of the lower
   of the original
   purchase price or
   redemption proceeds)  None(1)   5% in the first    1% if shares
                                   year, declining     are redeemed
                                   to 1% in the sixth  within 12 months
                                   year and eliminated of purchase(2)
                                   thereafter(2)


Exchange Fee             None      None           None

(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.
(2)See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares" below.

      - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are service fees. For Class B and Class C shares the 12b-1 Distribution Plan Fees are service fees and asset based sales charges. The service fee for each class is a maximum of 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These plans are described in greater detail in "How to Buy Shares" below.

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Therefore, the Annual Fund Operating Expenses for Class C Shares are estimates based on amounts that would have been payable in that period assuming Class C shares were outstanding during such fiscal year.

                         Class A Shares Class B SharesClass C Shares
Management Fees           0.75%          0.75%        0.75%
12b-1 Distribution Plan Fees 0.25%       1.00%        1.00%
Other Expenses            0.43%          0.42%        0.42%
Total Fund Operating Expenses 1.43%      2.17%        2.17%


      - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                  1 year   3 years  5 years 10 years*
Class A Shares    $ 61     $ 91     $122    $211
Class B Shares    $ 72     $ 98     $136    $214
Class C Shares    $ 32     $ 68     $116    $250

      If you did not redeem your investment, it would incur the following expenses:

Class A Shares       $ 61     $ 91     $122    $211
Class B Shares       $ 22     $ 68     $116    $214
Class C Shares       $ 22     $ 68     $116    $250


*The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.
Please refer to "How to Buy Shares - for Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.


A Brief Overview of the Fund

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      - What Are The Fund's Investment Objectives? The Fund's primary investment objective is to seek current income. The Fund's secondary investment objective is to seek capital appreciation.

      - What Does the Fund Invest In? To seek current income, the Fund primarily invests in three types of securities, or "sectors" of the market: (i) U.S. Government securities, (ii) foreign debt securities, and
(iii) domestic debt securities, including lower-rated, high yield securities commonly called "junk bonds." While all securities investments entail risks, foreign securities and junk bonds have special risks, described in more detail in "Investment Objectives and Policies." To seek its secondary objective, the Fund normally will invest in common stocks that the Manager believes have growth potential. The Fund may also write covered calls and use certain types of securities called "derivative investments" and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objectives and Policies" starting on page __.

      - Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation, which (including a subsidiary) manages investment company portfolios currently having over $35 billion in assets at June 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund has three portfolio managers, employed by the Manager, who are primarily responsible for the selection of the Fund's securities: Robert C. Doll, Jr., Arthur P. Steinmetz and David P. Negri. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio managers. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

      - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the OppenheimerFunds spectrum, the Fund is generally considered moderately aggressive, more aggressive than investment grade bond funds, because it may hold high yield securities and may invest for capital appreciation in common stocks. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

      - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

      - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class
C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page ___.

      - How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yield and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

      The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information, together with the Fund's unaudited financial statements for the six months ended March 31, 1995. Class C shares were not publicly offered during the periods shown. Accordingly, no information on Class
C shares is reflected in the table below or in the Fund's other financial statements.

Financial Highlights

                                             Class A                                           Class B
                                             -------      ------------------------------       -------      -------------------
                                           Six Months                   Year                 Six Months      Year
                                          Ended Mar. 31,               Ended                Ended Mar. 31    Ended
                                               1995                  Sept. 30,                  1995         Sept. 30,
                                           (Unaudited)     1994        1993     1992(2)      (Unaudited)     1994      1993(1)
                                             -------      -------     -------   -------        -------      -------     -------

Per Share Operating Data:
Net asset value, beginning of period         $  4.92      $  5.26     $  5.03   $  5.00        $  4.91      $ 5.26     $  5.10
                                             -------      -------     -------   -------        -------      -------     -------
Income (loss) from investment operations:
Net investment income                            .15          .21         .22       .07(3)         .13          .19        .14
Net realized and unrealized gain (loss)
  on investments, options written and
  foreign currency transactions                 (.09)        (.23)        .22       .02           (.08)        (.25)       .16
                                             -------      -------     -------   -------        -------      -------     -------
Total income (loss) from investment
  operations                                     .06         (.02)        .44       .09            .05         (.06)        .30
                                             -------      -------     -------   -------        -------      -------     -------
Dividends and distributions to shareholders:
Dividends from net investment income            (.15)        (.21)       (.20)     (.06)          (.14)        (.18)       (.13)
Dividends in excess of net investment income    --           (.01)       --        --             --           (.01)       --
Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                         --           --          (.01)     --             --           --          (.01)
Distributions in excess of net realized
  gain on investments, options written
  and foreign currency transactions             --           (.10)       --        --             --           (.10)      --
                                             -------      -------     -------   -------        -------      -------     -------
Total dividends and distributions to
  shareholders                                  (.15)        (.32)       (.21)     (.06)          (.14)        (.29)       (.14)
                                             -------      -------     -------   -------        -------      -------     -------
Net asset value, end of period               $  4.83      $  4.92     $  5.26   $  5.03        $  4.82      $ 4.91      $  5.26
                                             =======      =======     =======   =======        =======
    =======     =======
Total Return, at Net Asset Value(4)             1.34%        (.23)%      8.84%     1.74%           .96%      (1.17)%       5.86%
                                             -------      -------     -------   -------        -------      -------     -------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $39,428      $42,733     $55,291   $48,397        $16,587      $16,053     $12,386
                                             -------      -------     -------   -------        -------      -------     -------
Average net assets (in thousands)            $40,759      $48,360     $59,209   $30,264        $16,277      $14,986     $ 7,541
                                             -------      -------     -------   -------        -------      -------     -------
Number of shares outstanding at end of
   period (in thousands)                       8,162        8,683      10,513     9,628          3,440        3,267       2,357
                                             -------      -------     -------   -------        -------      -------     -------
Ratios to average net assets:
Net investment income                           6.19%(5)     4.56%       4.33%     4.59%(5)       5.43%(5)    3.86%       3.32%(5)
Expenses                                        1.39%(5)     1.43%       1.36%     1.46%(3)(5)    2.14%(5)    2.17%       2.21%(5)
                                             -------      -------     -------   -------        -------      -------     -------
Portfolio turnover rate                         85.1%(7)     80.0%(6)   122.4%     25.8%          85.1%(7)    80.0%(6)  122.4%


1. For the period from November 30, 1992 (inception of offering) to September
30, 1993.

2. For the period from June 1, 1992 (commencement of operations) to September
30, 1992.

3. Net investment income would have been $.07 absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $53,695,271 and $49,725,672, respectively.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $48,908.363 and $46,268,719, respectively.

Investment Objectives and Policies

      Objectives. The Fund has primary and secondary investment objectives. First, the Fund invests its assets to try to provide current income. As a secondary objective, the Fund seeks capital appreciation.

      Investment Policies and Strategies. The Fund intends to seek its primary investment objective of current income principally by investing in securities in three sectors of the investment market: (1) U.S. Government Securities, (2) foreign debt securities, including lower-rated, high yield foreign securities that have special risks, and (3) domestic debt securities, including lower-rated, high yield, high risk bonds. The Fund intends to seek its secondary investment objective of capital appreciation principally by investing in domestic equity securities.
      The term "equity security" generally refers to a security, such as a common stock, which represents an ownership interest in the company issuing the security. The term "debt security" refers to a wide variety of different types of securities that, in general terms, represent a loan of money to the issuer, which promises to pay back the amount loaned (the "principal") plus interest, which may be at a fixed-rate or a variable rate. Debt securities are sometimes generally referred to as "fixed-income" securities.

      Under normal circumstances, the Fund will invest at least some of its assets in each of the four sectors described above. There is no specific percentage of its assets that must be invested in any one or more of these sectors at any time. However, from time to time the Fund may invest up to 100% of its total assets in any one sector (other than in domestic equity securities) if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Because that means the Fund could invest all of its assets in lower-rated securities, an investment in the Fund may be considered to be speculative. There can be no assurance that the Fund will achieve its objectives.

      The amount of income the Fund earns and distributes to shareholders will fluctuate over time as the Fund shifts its assets among these sectors. Also, from time to time the Fund may shift its emphasis on debt securities having a particular maturity, whether long, short or intermediate.
      When investing the Fund's assets, the Manager considers many factors, including the financial condition of particular companies it is considering investing in as well as general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign debt securities and stock markets. In evaluating the potential for income from particular securities, the Manager examines many factors, such as the consistency of the company's earnings, the industry group the company is in (and the prospects for that industry in the overall economy), how well the company is managed, and the size of the company's capitalization.

      The Manager may use different approaches at different times to determine how to allocate the Fund's assets between the three debt securities sectors to seek income and the domestic equity sector to seek capital growth. The Manager determines that allocation periodically, in the following manner. First, the Manager establishes a target level of current income to seek from the Fund's portfolio investments. That target may use, as a point of reference, a measure of current interest rates, such as the interest rate then being paid on 3-month U.S. Treasury bills. Second, the Manager estimates what proportion of the Fund's assets are to be allocated to the debt securities sectors to seek that level of current income. Third, the remainder of the Fund's assets that are not allocated to debt securities are allocated to the domestic equity sector to attempt to achieve capital appreciation.

      The Manager intends to determine this allocation monthly (although the frequency of the determination may vary) and to utilize the 3-month Treasury bill rate as the benchmark measure of current interest rates to target desired portfolio income, although a different measure may be adopted. Since the Fund's objective of capital appreciation is secondary to its objective of current income, there may be periods in which relatively little or none of the Fund's assets are invested in equity securities.

      Under this asset allocation approach, the proportion of the Fund's assets allocated to the different debt securities sectors and to the domestic equity sector will vary from time to time. The allocation will depend on the level of current portfolio income targeted by the Manager, the Manager's estimates of earnings available from the fixed income sectors, and other factors. In general, if the Manager's estimate of projected earnings available from the fixed income sectors exceeds the targeted level of current portfolio income, a greater percentage of the Fund's assets will be available to allocate to the domestic equity sector.

      The Manager may vary, revise or discontinue this asset allocation approach or adopt a different approach. The use of this approach is not an objective or fundamental investment policy of the Fund, but merely illustrates the investment selection and allocation techniques the Manager currently intends to employ in seeking the Fund's objectives and in implementing the Fund's investment policies. There can be no assurance that any asset allocation approach will be successful in providing the Fund or its shareholders a particular amount of current income or achieving particular investment results. The Fund's expenses will reduce the amount of any income the Fund earns that is available for distribution to shareholders, whether or not the targeted income level sought by the Manager is achieved. Investors are cautioned that the Fund is designed for the long-term investor and should not be considered as a short-term investment vehicle.

      The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio managers may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

      - Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.
 Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      - Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the Fund's portfolio of debt securities.

      - Stock Investment Risks. Because the Fund can invest a portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

      - Special Risks of Lower-Rated Securities. The domestic and foreign debt securities the Fund can invest in may include higher yielding "lower-grade" debt securities, commonly known as "junk bonds". There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. "Lower-grade" securities are those rated below "investment grade," which means they have a rating of "BBB" or lower by Standard & Poor's Corporation or "Baa" or lower by Moody's Investors Service, Inc. or similar ratings by other rating organizations. "Lower-grade" debt securities the Fund may invest in also include securities that are not rated by a nationally-recognized rating organization like Standard & Poor's or Moody's, but which the Manager judges to be comparable to lower-rated securities. The Fund may invest in securities rated as low as "C" or "D" or may be in default at time of purchase. For a description of these securities ratings, please refer to the Appendix to this Prospectus.

      The Fund's portfolio at June 30, 1995, contained domestic and foreign debt securities in the categories that follow. The ratings were by Standard & Poor's or if unrated, determined by the Manager to be comparable to the category indicated (the percentages shown are the dollar-weighted average value of the bonds in each rating category measured as a percentage of the Fund's total assets: AAA, none; AA, none; A, none; BBB, 1.93%; BB, 6.57%; B, 15.47%; CCC, 2.37%; CC, none; C, none;
D, .34%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in Standard & Poor's comparable category. Unrated bonds were not rated by either Moody's or Standard & Poor's.

      The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described in "Foreign Debt Securities," below.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. However, the Fund's use of three different debt securities sectors under normal conditions may reduce some of the effect that the risk of investing in these securities can have, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

      - Investments in Bonds and Convertible Securities. The Fund invests in bonds, debentures and other debt securities to help seek its primary objective of current income. The Fund may invest in a variety of different types of income-producing securities. The Fund is not required to limit those investments to securities having particular ratings by nationally-recognized rating agencies. The Manager does not rely solely on ratings of securities in making investment decisions, but evaluates other business and economic factors affecting the issues as well.

      When investing in convertible securities, the Manager looks to the conversion feature and treats the securities as "equity securities." The Fund can buy unrated securities, and when doing so, the Manager will determine in its judgement whether unrated securities are of comparable quality to securities rated by rating organizations.

      - Board-Approved Instruments. The Fund may invest in other investments in any of the three debt securities sectors (including new investments that may be developed in the future) that the Fund's Board of Trustees (or the Manager, under guidelines established by the Board) determines are consistent with the Fund's investment objectives and investment policies.

      - Certain Types of Securities Are in More Than One Sector. The types of securities described below may be included in two or more of the three debt securities sectors the Fund invests in.

      - Bank Obligations. The Fund may invest in certain kinds of bank obligations, which may fall within the domestic or foreign debt securities sectors. Generally, these are debt obligations that have a maturity of one year or less, and include: certificates of deposit, bankers' acceptances, time deposits, and letters of credit if they are payable in the United States or London, England. Those letters of credit must be issued or guaranteed by a domestic or foreign bank having total assets in excess of $1 billion and which the Manager has determined to be creditworthy, considering, among other factors, any ratings assigned to the securities by one or more "nationally-recognized statistical rating organizations" as that term is defined in Rule 2a-7 under the Investment Company Act.

      - Commercial Paper. The Fund may invest in foreign or domestic commercial paper, which in general terms is short-term corporate debt.
If rated, it must be rated at least "A-3" by Standard & Poor's or at least "Prime-3" by Moody's. If not rated, it must be issued by a corporation having an already-issued debt security rated at least "BBB" by Standard
& Poor's or "Baa" by Moody's. The Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes, described in the Statement of Additional Information.

      - Mortgage-Backed Securities and CMOs. The Fund may invest in securities that represent an interest in a pool of residential mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs"). CMOs are considered U.S. Government Securities if they are issued or guaranteed by agencies or instrumentalities of the U.S. Government (for example, Ginnie Maes, Freddie Macs and Fannie Maes). However, other mortgage-backed securities represent pools of mortgages "packaged" and offered by private issuers, and these are part of the Fund's domestic debt securities investments.

      CMOs and mortgage-backed securities differ from conventional debt securities that provide periodic payments of interest in fixed amounts and repay the principal at maturity or specified call dates. Mortgage-backed securities provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Those payments may include prepayments of mortgages, which have the effect of paying the debt on the CMO early. When the Fund receives scheduled principal payments and unscheduled prepayments it will have cash to reinvest but may have to invest that cash in investments having lower interest rates than the original investment. That could reduce the yield of the Fund.

      The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, and private mortgage insurance companies) may be supported by insurance or guarantees, such as letters of credit issued by governmental entities, private insurers or the private issuer of the mortgage pool. There can be no assurance that private insurers will be able to meet their obligations.

      The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. Stripped securities that receive only interest are subject to increased price volatility when interest rates change. They have an additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments are also subject to increased volatility in price due to interest rate changes and have the additional risk that the securities will be less liquid during demand or supply imbalances.

      The Fund may also enter into "forward roll" transactions with mortgage-backed securities. In this investment strategy, the Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing by the Fund (which is a technique explained in "Special Investment Methods - Borrowing," below). The Fund would be required to segregate liquid assets (such as cash, U.S. Government securities or other high-grade debt securities) with its Custodian in an amount equal to its obligation under the roll; that amount is subject to the limitation on borrowing described in "Borrowing" below. The main investment risk of this strategy is the risk of default by the counterparty.

      - Participation Interests. This type of security may include securities in the domestic and foreign debt securities sectors. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies. These interests are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and repay the principal. The Manager has set creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Borrowers may have difficulty making payments. Under the Fund's standard for creditworthiness, some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be considered to be acceptable credit risks.
If a borrower fails to make scheduled interest or principal payments, the value of the Fund's participation in that loan could decline, and the Fund could experience a decline in the net asset value of its shares. Participation interests are subject to the Fund's limitations on investments in illiquid securities, described in "Illiquid and Restricted Securities".

      - Zero Coupon Securities. The Fund may invest in zero coupon securities issued either by private issuers or by the U.S. Treasury, and which therefore may be in those two sectors. Some zero coupon securities of private issuers are notes or debentures that do not pay current interest and are issued at substantial discounts from par value. Other private issuer zero coupon securities are notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity. Usually that interest rate is higher than if interest were payable from the date the security is issued. Private issuer zero coupon securities are subject to the risk of the issuer's failure to pay interest and repay the principal value of the security.


      Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their interest coupons and receipts. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a discount from its face or par value, and does not pay current cash income. It will be subject to greater fluctuations in market value in response to changing interest rates than other debt obligations that have comparable maturities and which make current distributions of interest. While the Fund does not receive cash payments of interest on zero coupon securities, it does accrue taxable income on these securities.

      - Domestic Debt Securities. The Fund may invest in debt securities issued by U.S. companies in any type of industry. Domestic debt securities may be denominated in U.S. dollars or in non-U.S. currencies. The Fund is not required to limit those investments to issuers having a particular size capitalization, although it is expected that most will have total assets in excess of $100 million. These investments may include debt obligations such as bonds, debentures (unsecured bonds) and notes (including variable and floating rate instruments described in "Investment Objectives and Policies" in the Statement of Additional Information), as well as the other investments discussed below. These investments may also include sinking fund and callable bonds.

      - Municipal Securities. The Fund may invest in municipal securities. These are debt obligations issued by or on behalf of states, the District of Columbia, or any commonwealths, territories or possessions of the United States. They also include securities issued by their political subdivisions, agencies, instrumentalities or authorities. The Fund will invest in these securities if the Manager believes the interest income opportunities are favorable compared to other debt securities, but not to seek income exempt from income taxes.

      - Asset-Backed Securities. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

      - U.S. Government Securities. The Fund's investment in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are referred to as "U.S. Government Securities." Although U.S. Government Securities are considered among the most creditworthy investments, their yields are generally lower than the yields available from corporate debt securities. Additionally, the values of U.S. Government Securities are subject to changes in prevailing domestic interest rates, as described above in "Interest Rate Risks."

      U.S. Government Securities are debt obligations issued by or guaranteed by the United States government or any of its agencies or instrumentalities. Some of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities (referred to as "Ginnie Maes") guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States, which means that the government pledges to use its taxing power to repay the debt. Other U.S. Government Securities issued or guaranteed by Federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. They may include obligations supported by the ability of the issuer to borrow from the U.S. Treasury. However, the Treasury is not under a legal obligation to make a loan. Examples of these are obligations of Federal Home Loan Mortgage Corporation (these securities are often called "Freddie Macs"). Other obligations are supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds (these securities are often called "Fannie Maes"). Some of the other U.S. Government Securities in which the Fund may invest are zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

      - Foreign Debt Securities. When investing in the foreign sector for the portfolio, the Fund may include debt obligations of the types identified in "Domestic Debt Securities," above. These foreign securities may be denominated in U.S. dollars or in non-U.S. currencies. They may be issued or guaranteed by foreign corporations, supranational entities (such as the World Bank) and foreign governments. Foreign government securities also include debt securities issued by political subdivisions of foreign governments that have taxing authority or by their agencies or instrumentalities.

      No more than 25% of the Fund's total assets will be invested in government securities of any one foreign country or in debt securities issued by companies organized under the laws of any one foreign country. The foreign securities sector also may include debt obligations issued by U.S. corporations denominated in non-U.S. currencies. These include debt obligations known as "Brady Bonds." Brady Bonds are issued to exchange existing commercial bank loans to foreign governments for new obligations that are usually collateralized by zero coupon U.S. Treasury securities that have the same maturity as the debt obligation.

      - Foreign Securities Have Special Risks. There are certain risks of holding foreign securities. The first is the risk of changes in foreign currency values. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the Fund's investment income from foreign securities may be received in foreign currencies, the Fund will be required to distribute its income in U.S. dollars. Therefore, the Fund will absorb the cost of currency fluctuations. If the Fund suffers losses on foreign currencies after it has distributed its income during the year, the Fund may find that it has distributed more income than was available from actual investment income. That could result in a return of capital to shareholders.

      The Fund may invest in foreign securities issued in any country, developed or underdeveloped. Securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. There are other risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

      - Domestic Equity Securities. When investing for the Fund's secondary objective of capital appreciation, it may buy equity securities of domestic corporations in any industry. The Fund's equity investments are not limited to companies of a particular size, although it is currently expected that most will have assets in excess of $100 million.


      These investments may include common stocks, preferred stocks, convertible securities and warrants. In selecting stocks, the Fund will emphasize issues listed on a U.S. securities exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ").

      - Investments in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies, but as a matter of fundamental policy, purchases of investments in companies that have operated less than three years (counting the operations of any predecessors) may not exceed 5% of the Fund's total assets. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to), and the prices of these securities may be volatile.

      - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund will actively use portfolio trading to try to benefit from differences in short-term yields among different issues of debt securities, to try to increase its income. The Fund therefore may have a greater rate of portfolio turnover than investment companies that invest on a long-term basis. As a result, the Fund's portfolio turnover rate is likely to be more than 100% per year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

      High portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Other Investment Techniques and Strategies

      The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      - Special Risks - Borrowing for Leverage. The Fund may borrow money from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." Leveraging may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share, since the Fund pays interest on borrowings. Borrowing is subject to regulatory limits described in more detail in the Statement of Additional Information.

      - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to attempt to seek income or total return. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

      The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payment and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in debt exchangeable for common stock of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

      There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please refer to "Illiquid and Restricted Securities".

      - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock or bond indices and foreign currency, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in the Statement of Additional Information.

      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contacts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. At present, the Fund does not intend to enter into Futures contracts, forward contracts or options on Futures if, after any purchase or sale, the value of all put and call options held by the Fund would exceed 5% of its total assets.

      - Futures. The Fund may buy and sell futures contracts that relate to (1) foreign currencies (these are Forward Contracts), (2) financial indices such as U.S. or foreign government securities or corporate debt securities indices (these are referred to as Financial Futures), and (3) interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

      - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

      The Fund may buy calls only on debt securities, foreign currencies, or Futures, or to terminate its obligation on a call the Fund previously wrote. The value of debt securities underlying calls bought by the Fund will not exceed the value of the Fund's cash or cash-equivalent portfolio holdings (that is, securities with maturity of less than one year). The Fund may write (that is, sell) call options on debt or equity securities,
foreign currency or Futures, but only if they are "covered."   That means
the Fund must own the security subject to the call while the call is outstanding (or own other securities acceptable for applicable escrow requirements). Calls on Futures must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Up to 100% of the Fund's total assets may be subject to calls.

      The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) debt securities, (2) Futures, or (3) foreign currencies. The Fund can buy a put on a debt security whether or not the Fund owns the particular debt security in its portfolio. The Fund may sell a put on debt securities or Futures, but only if the puts are covered by segregated liquid assets. The Fund will not write puts if more than 50% of the Fund's net assets would have to be segregated to cover put obligations.

      A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may buy and sell put and call options that are traded on U.S. or foreign securities or commodity exchanges or are traded in the over-the-counter markets. In the case of foreign currency options, they may be quoted by major recognized dealers in those options. Options traded in the over-the-counter market may be "illiquid," and therefore may be subject to the Fund's restrictions on illiquid investments, described in "Illiquid and Restricted Securities," below.

      - Forward Contracts. Forward Contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 50% of its total assets. The Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

   - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, in writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts to the amount of its assets denominated in the foreign currency, to avoid having to buy or sell foreign currency at disadvantageous prices. Interest rate swaps are subject to the risk that the other party will fail to meet its obligations (or that the underlying issuer will fail to pay on time), as well as interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. These risks are described in greater detail in the Statement of Additional Information.

      - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements maturing in more than seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. See the Statement of Additional Information for more details.

      - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the value of the Fund's total assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of the Fund's total assets in the coming year.

      - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

      - When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

      - Short Sales "Against-the-Box". As a matter of fundamental policy, the Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box. No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:
- purchase securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities), if (with respect to 75% of its total assets) more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities;
- concentrate 25% or more of its total assets in investments of issuers in the same industry (excluding the U.S. Government, its agencies and instrumentalities); for purposes of this limitation, utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone utilities are each considered a separate industry);

- make loans, except that it may purchase debt obligations in accordance with its investment objectives and policies, or enter into repurchase agreements, or lend portfolio securities in accordance with applicable regulations;
- buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of these investments would exceed 5% of the value of the Fund's total assets; or
- make short sales of securities or maintain a short position, unless as short sales against-the-box.

      All of the percentage restrictions described above (except those restricting borrowing money) and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1992 as a Massachusetts business trust. The Fund is a diversified open-end, management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from the interests of other classes, and shares of a particular class vote together on matters that affect that class. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      -  Portfolio Managers.  The Fund has three portfolio managers:
Robert C. Doll, Jr. is an Executive Vice President of the Manager and a Senior Vice President of the Fund; Arthur P. Steinmetz is a Senior Vice President of the Manager and David P. Negri is a Vice President of the Manager and each is also a Vice President of the Fund. Since the Fund's inception in 1992, they have been principally responsible for the day-to-day management of the Fund's portfolio, with Mr. Doll selecting equity investments and Messrs. Steinmetz and Negri selecting debt securities. During the past five years, Messrs. Doll, Steinmetz and Negri have also served as officers of the Manager and as officers and portfolio managers for other OppenheimerFunds. For more information about the Fund's other officers and Trustees, see "Trustees and Officers of the Fund" in the Statement of Additional Information.

      - Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.75% of average annual net assets for both its Class A and Class B shares, which may be higher than the rate paid by some other mutual funds.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.


      - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

      - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

      It is important to understand that the Fund's total returns and yield represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally they include the payment of the maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the applicable contingent deferred sales charge. When total returns are shown for Class C shares, for a one-year period, they reflect the effect of the contingent deferred sales charge. Total returns for Class A shares may also be quoted "at net asset value," without including the sales charge. Total returns for Class B and Class C shares may be shown based on the change in net asset value, without including the contingent deferred sales charges. Those returns would be reduced if sales charges were deducted.

      - Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year, ended September 30, 1994, followed by a graphical comparison of the Fund's performance to a broad-based bond market index and a broad-based stock market index. Two market indices have been shown for comparison, because the Fund invests in both debt and equity securities. There is no single appropriate broad market index of both debt and equity investments that the Manager believes to be appropriate to compare the Fund's performance.

      - Management's Discussion of Fund Performance. During the Fund's last fiscal year, the U.S. Federal Reserve Board and central banks worldwide moved aggressively to raise short-term interest rates to attempt to fight the possibility of inflation. Those increases in short-term interest rates had a depressing effect on the prices of already-issued bonds, especially longer-term bonds. Those price changes also reduced the value of the Fund's portfolio debt securities. However, the portfolio managers sought to address this trend by reducing the Fund's holdings of long-term U.S. Government Securities and of corporate debt securities issued by interest rate sensitive companies. The Manager then purchased high yield bonds issued by larger industrial companies, to seek current income. Also, because foreign interest rates rose and the value of the dollar deteriorated against major foreign currencies, the Fund reduced its holdings in Latin America and other emerging markets and invested the proceeds in European securities markets.

      To seek its secondary objective of capital growth, the Fund had invested approximately 42% of its assets in equity and preferred stocks. The Fund's new equity investments emphasized growth companies in the financial services and consumer sectors.

      - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 1994. In the case of Class A shares, performance is measured from the Fund's inception on June 1, 1992, and in the case of Class B shares, from the inception of the Class on November 30, 1992. In both cases, all dividends and capital gains distributions were reinvested in additional shares. The graph for Class A shares reflects the deduction of the 4.75% current maximum initial sales charge for Class A shares and the graph for Class B shares reflects the 4% contingent deferred sales charge that applies to redemptions of Class B shares held from 11/30/92 until 9/30/94. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no performance information is presented for Class C shares in the graphs below.

      The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value
of a $10,000 Hypothetical Investments in:
Oppenheimer Strategic Income & Growth Fund,
Lehman Brothers Aggregate Bond Index and the S&P 500 Index

(Graph) (with Class A shares of the Fund)
(Graph) (with Class B shares of the Fund)

Past performance is not predictive of future performance.

Average Annual Total Returns
of the Fund at 9/30/94

A Shares 1-Year      Life*
               -4.97%      2.21%
B Shares 1-Year      Life**
            -5.84%      0.42%
-----------------------
* The inception date of the Fund (Class A shares) was 06/01/92.
**Class B shares of the Fund were first publicly offered on 11/30/92.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      - Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below in "Buying Class B Shares".

      - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The results could differ if different assumptions were used about rates of return, or if varying rates are used.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The assumptions we have made in assessing the factors to consider in purchasing a particular class of shares assume that you will purchase only one class of shares, and not a combination of shares of different classes.

      - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.

      - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class
B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more or $1 million or more of Class B or C shares respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

      - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

      - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Also, because not all OppenheimerFunds currently offer Class B and Class C shares, and because exchanges are permitted only to the same class of shares in other OppenheimerFunds, you should consider how important the exchange privilege is likely to be for you.

      - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

         With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

         Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds
(a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or to have the Transfer Agent send redemption proceeds or transmit dividends and distributions.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

      - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:
_______________________________________________________________________
                           Front-End     Front-End
                           Sales Charge  Sales Charge
                           as            as             Commission as
                           Percentage of Percentage of     Percentage
of
Amount of Purchase         Offering Price   Amount Invested  Offering
Price
_______________________________________________________________________
Less than $50,000             4.75%            4.98%       4.00%

$50,000 or more but
less than $100,000            4.50%            4.71%       3.75%

$100,000 or more but
less than $250,000            3.50%            3.63%       2.75%

$250,000 or more but
less than $500,000            2.50%            2.56%       2.00%

$500,000 or more but
less than $1 million             2.00%            2.04%    1.60%
_______________________________________________________________________
__________
The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:

         - purchases aggregating $1 million or more, or
         - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or
         (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      Shares of any of the OppenheimerFunds that offer only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A shares and Class B of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares.
You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the OppenheimerFunds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      -  the Manager or its affiliates;
      - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
      - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
      - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
      - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients;
      - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

       Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
      - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,
      - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor,
      - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other
         OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or
      - shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.


      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement
         Plans"); or
      -  to return excess contributions made to Retirement
         Plans; or
      - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
      - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see
         "Shareholder Account Rules and Policies," below); or
      _  if, at the time a purchase order is placed for Class A
         shares that would otherwise be subject to the Class A
         contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
         or
      -  for distributions from OppenheimerFunds prototype
         401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations
         Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

      - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net asset value of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net asset value of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                 Contingent Deferred Sales Charge
Years Since Beginning of Month In      on Redemptions in that Year
Which Purchase Order Was Accepted   (As % of Amount Subject to Charge)
0 - 1                         5.0%
1 - 2                         4.0%
2 - 3                         3.0%
3 - 4                         3.0%
4 - 5                         2.0%
5 - 6                         1.0%
6 and following               None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

      - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Fund also pays the Distributor a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.
      The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by 1.00% of average net assets per year.

      The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge (and the first year's service fee) to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September, 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $910,477 (equal to 5.67% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the plan was terminated.

      Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).
The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Fund also pays the Distributor a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.


      The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

      The Distributor pays the service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

      - Waivers of Class B and Class C Sales Charge. The Class B and Class C contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:
      - to make distributions to participants or beneficiaries from Retirement Plans, if the distributions are made
         (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually
         (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary which occurred after the account was opened;
      - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social
         Security Administration);
      -  to make returns of excess contributions to Retirement
         Plans;
      - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life
         (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);
      - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or
      -  for distributions from OppenheimerFunds prototype
         401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code;
         (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
         Code; or (5) for separation from service.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

      - shares sold to the Manager or its affiliates;
      -shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      - shares issued in plans of reorganization to which the Fund is a party; and
      - shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

      AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.


      - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

      - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

      - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

      - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

      - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

      - Pension and Profit-Sharing Plans for self-employed persons and small business owners

      -  401(k) prototype retirement plans for businesses.

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

      You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      - You wish to redeem more than $50,000 worth of shares and receive a check
      - A redemption check is not payable to all shareholders listed on the account statement
      - A redemption check is not sent to the address of record on your account statement
      - Shares are being transferred to a Fund account with a different owner or name
      - Shares are redeemed by someone other than the owners (such as an Executor)

      - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:
      -     Your name
      -     The Fund's name
      -     Your Fund account number (from your account statement)
      -     The dollar amount or number of shares to be redeemed
      -     Any special payment instructions
      -     Any share certificates for the shares you are selling
      - The signatures of all registered owners exactly as the account is registered, and
      - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail to:
Send courier or Express Mail requests to:
Oppenheimer Shareholder             Oppenheimer Shareholder
Services                            Service
P.O. Box 5270                       10200 E. Girard Avenue, Building D
Denver, Colorado 80217              Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

      -  To redeem shares through a service representative, call 1-800-
852-8457
      -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

      - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

      - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      - Shares of the fund selected for exchange must be available for sale in your state of residence
      - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
      - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
      - You must meet the minimum purchase requirements for the fund you purchase by exchange
      - Before exchanging into a fund, you should obtain and read its prospectus

      Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the Class B and Class C shares. A list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048 If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

      There are certain exchange policies you should be aware of:

      - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

      - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

      - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

      - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

      - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

      - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on or about the first Tuesday of the following month, but the Board of Trustees can change that date. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

      During the Fund's fiscal year ended September 30, 1994, the Fund attempted to pay dividends on its Class A shares at a targeted level above 3-month Treasury bill rates, to the extent that was consistent with the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the targeted level can change and the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a targeted level required the Manager to monitor the Fund's income stream from its investments compared to Treasury bill rates and at times to select higher yielding securities (appropriate to the Fund's objectives and investment restrictions) to try to earn income at the targeted level. This practice did not affect the net asset values of any class of shares. There is no targeted dividend level for Class B shares. There is no fixed dividend rate and there can be no assurance as to payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
      - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
      - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

      - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.


      - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Appendix: Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.


      Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


      Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

      C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

APPENDIX A TO PROSPECTUS OF
OPPENHEIMER STRATEGIC INCOME & GROWTH FUND



      Graphic material included in Prospectus of Oppenheimer Strategic Income & Growth Fund: "Comparison of Total Return of Oppenheimer Strategic Income & Growth Fund with The Lehman Brothers Aggregate Bond Index and The Standard & Poor's 500 Index - Change in Value of $10,000 Hypothetical Investments"

Linear graphs will be included in the Prospectus of Oppenheimer Strategic Income & Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund during each of the Fund's fiscal periods since the commencement of the Fund's operations (June 1, 1992) and comparing such values with the same investments over the same time periods with The Lehman Aggregate Bond Index and The Standard & Poors 500 Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Lehman Aggregate Bond Index and The Standard & Poor's 500 Index, is set forth in the Prospectus under "Performance of the Fund-- How Has the Fund Performed?"

                     Oppenheimer
      Fiscal Year    Strategic Income                  Lehman Brothers
      (Period) Ended & Growth Fund A  Aggregate Bond IndexS&P 500 Index

      06/01/92       $9,525           $10,000          $10,000
      09/30/92       $9,659           $10,573          $10,162
      11/30/92       $9,855           $10,437          $10,543
      09/30/93       $10,513          $11,627          $11,479
      09/30/94       $10,526          $11,253          $11,902

                     Oppenheimer
      Fiscal Year    Strategic Income                  Lehman Brothers
      (Period) Ended & Growth Fund B  Aggregate Bond IndexS&P 500 Index

      11/30/92       $10,000          $10,000          $10,000
      09/30/93       $10,565          $11,141          $10,888
      09/30/94       $10,080          $10,782          $11,289

Oppenheimer Strategic Income & Growth Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

* Printed on Recycled Paper

Oppenheimer Strategic Income & Growth Fund

3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

Statement of Additional Information dated October 1, 1995

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS

Page
About the Fund
Investment Objectives and Policies                             2
     Investment Policies and Strategies                        2
     Other Investment Techniques and Strategies               11
     Other Investment Restrictions                            23
How the Fund is Managed                                       24
     Organization and History                                 24
     Trustees and Officers of the Fund                        25
     The Manager and Its Affiliates                           29
Brokerage Policies of the Fund                                30
Performance of the Fund                                       32
Distribution and Service Plans                                37
About Your Account
How To Buy Shares                                             40
How To Sell Shares                                            46
How To Exchange Shares                                        50
Dividends, Capital Gains and Taxes                            53
Additional Information About the Fund                         54
Financial Information About the Fund
Independent Auditors' Report                                  55
Financial Statements                                          56
Appendix A:  Industry Classifications                         A-1

ABOUT THE FUND

Investment Objectives and Policies

   Investment Policies and Strategies. The investment objectives and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

   In selecting securities for the Fund's portfolio, the Fund's investment adviser, Oppenheimer Management Corporation (referred to as the "Manager"), evaluates the investment merits of fixed-income and domestic equity securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

   All fixed-income securities are subject to two types of risks: credit risk and interest rate risk (these are in addition to other investment risks that may affect a particular security). Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of those securities used to compute the Fund's net asset values.

   Because some of the securities the Fund invests in may be in more than one of the three sectors the Fund invests in, they are discussed below in this section, rather than in the sections discussing the individual sectors. Among those securities are the following:

   -- Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Restricted and Illiquid Securities" in the Prospectus on investments by the Fund in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the value of that participation interest and in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

   -- Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. government instrumentality, or a private issuer, which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

   -- Bank Obligations and Instruments Secured Thereby. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances if they are: (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (e.g., debt which is guaranteed by the bank). For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

   Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments, set forth in the Prospectus under "Restricted and Illiquid Securities."

   Banker's acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

   -- Commercial Paper. The Fund's commercial paper investments, in addition to those described in the Prospectus, include the following:

   Variable Amount Master Demand Notes. Master demand notes are corporate obligations which permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand. The Fund has no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

   Floating Rate/Variable Rate Notes. Some of the notes the Fund may purchase may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

   -- Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers, such as corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the lack of periodic interest payments means that the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates.

   Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

   -- Portfolio Turnover. To the extent that increased portfolio turnover results in gains from sales of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") may be affected. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

   -- Domestic Debt Securities. Further information about the Fund's investments in short-term debt obligations is provided below.

   -- Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described in the Prospectus and in "Mortgage-Backed Securities" below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

   -- Municipal Securities. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.) The Fund may invest in Municipal Securities of both classifications.

   -- U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities, mortgage-backed securities and money market instruments.

   -- Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some of the mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

   The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

   Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease, as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par or at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

   The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

   Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Manager will, subject to the direction of the Board of Trustees and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

   -- GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

   The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

   -- FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

   -- FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

   -- Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

   -- Foreign Debt Securities. As noted in the Prospectus, the Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Domestic Fixed-Income Securities," above.

   The percentage of the Fund's assets that will be allocated to Foreign fixed-income securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries, sovereign credit risk and the relationship of such countries' currency to the U.S. dollar. The Manager will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

   Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding must be, in most cases, approved by the Fund's Board of Trustees under applicable SEC rules.

   The Fund may invest in U.S. dollar-denominated, collateralized "Brady Bonds", as described in the Prospectus. These debt obligations of foreign entities may be fixed-rate par bonds or floating- rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

   The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

   Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. The values of foreign securities will be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

   Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Other Investment Techniques and Strategies - Hedging," below.

   The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

   Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

   -- Domestic Equity Securities. Information about some of the types of domestic equity securities the Fund may invest in is provided below.

   -- Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of converting the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

   -- Warrants and Rights. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

   -- Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) buy puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a higher or lower rate than the spot ("cash") rate.

   The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.


   -- Writing Covered Call Options. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

   To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market that provides secondary trading for option of the same series, and there is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

   The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the obligation under the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

   -- Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

   When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

   The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

   -- Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

   When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

   Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

   Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a calls on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

   An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put or call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

   -- Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

   A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying currency in U.S. dollars marked-to market daily.

   -- Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. Interest Rate Futures obligate one party to deliver and the other party to take a specific debt security or amount of foreign currency, respectively, at a specified price on a specified date. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to and from the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

   -- Financial Futures. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

   -- Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

   The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

   The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

   The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

   The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

   The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

   At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

   The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

   A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

   --  Additional Information About Hedging Instruments and Their Use.
The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

   When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange
Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

   The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.
   -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of the Rule adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

   Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser. The exchanges also impose position limits on Futures transactions which apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

   Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

   -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) purchasing calls or puts which expire in less than three months;
(iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held for less than three months.

   Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

   Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.


   Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

   -- Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

   The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

   If the Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

   -- Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

   -- Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any of their predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund currently intends to invest no more than 5% of its net assets in the next year in securities of small, unseasoned issuers.

   -- Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

   -- Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of that Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, it is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

   -- Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

   The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

   -- When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will segregate assets account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

   The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

   To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

   When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

   -- Short Sales "Against-the-Box." In this type of short sale, while the short position is open, the Fund must own an equal amount of securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in-the-box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain.


Other Investment Restrictions

   The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the
Fund must follow that are also fundamental policies.   Fundamental
policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at a shareholder meeting if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

   Under these additional restrictions, the Fund cannot:

   (1) buy or sell real estate, or commodities or commodity contracts including futures contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell any of the Hedging Instruments which it may use as approved by the Fund's Board of Trustees, whether or not such Hedging Instrument is considered to be a commodity or commodity contract;

   (2) buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;

   (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;

   (4) buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

   (5) invest in oil, gas, or other mineral exploration or development programs; or

   (6) buy the securities of any company for the purpose of exercising management control, except in connection with a merger, consolidation, reorganization or acquisition of assets.

   For purposes of the Fund's policy not to concentrate described in the investment restrictions in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

   Shares of the Fund represent an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Trust. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

   The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Trust or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

   The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. Each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Variable Account Funds, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer Strategic Funds Trust, Centennial America Fund, L.P., Oppenheimer Tax-Exempt Bond Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer International Bond Fund, and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based Oppenheimer funds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based Oppenheimer funds. As of September 25, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Messrs. Fossel and Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

Robert G. Avis, Trustee*, Age: 64
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age: 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age: 65
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems, Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, President and Trustee*: Age: 53
Two World Trade Center, New York, New York 10048-0203
Chairman, and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age: 66
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age: 73
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age: 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age: 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).


James C. Swain, Chairman and Trustee*; Age: 61
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a director of the Manager; President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age: 45
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; formerly a Partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser) and a director and an officer of the First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age: 59
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert C. Doll, Jr., Senior Vice President and Portfolio Manager; Age: 41 Two World Trade Center, New York, New York 10048-0203
Executive Vice President of the Manager; an officer of other Oppenheimer funds.

Arthur P. Steinmetz, Vice President and Portfolio Manager; Age: 36 Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other Oppenheimer funds.

David P. Negri, Vice President and Portfolio Manager; Age: 41
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age: 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

__________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

        -- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from all 21 of the Denver-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                             Total Compensation
                          Aggregate          From All
                          Compensation       Denver-based
Name and Position         from Fund          Oppenheimer funds1
Robert G. Avis            $362               $53,000.00
  Director

William A. Baker          $503               $73,257.01
  Audit and Review
  Committee Chairman
  and Director

Charles Conrad, Jr.       $467               $68,293.67
  Audit and Review
  Committee Member
  and Director

Raymond J. Kalinowski     $362               $53,000.00
  Director

C. Howard Kast            $362               $53,000.00
  Director

Robert M. Kirchner        $467               $68,293.67
  Audit and Review
  Committee Member
  and Director


Ned M. Steel              $362               $53,000.00
  Director

______________________
1       For the 1994 calendar year.

        -- Major Shareholders. As of September 25, 1995, no person owns of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class C shares.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Mr. Swain and Mr. Fossel) serve as Trustees of the Fund.

The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        -- The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

        Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended September 30, 1992, 1993, and 1994, the management fees paid or payable by the Fund to the Manager were $75,665, $491,202, and $475,265, respectively. During the fiscal year ended September 30, 1992, the Manager assumed $27,360 of the Fund's expenses, which are not deducted from the amount shown for the management fee, above.

        The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

        The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

        -- The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales excluding payments (other than those paid under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses) other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal period ended September 30, 1992, and the fiscal years ended September 30, 1993 and September 30, 1994, the aggregate amounts of sales charges on sales of the Fund's Class A shares were $231,950, $841,033 and $1,699,780, respectively, of which the Distributor and an affiliated broker retained $380,084, $213,712 and $73,286 in those respective periods. During the Fund's fiscal year ended September 30, 1994, the contingent deferred sales charges on the Fund's Class B shares totalled $50,191, all of which the Distributor retained. Class C shares were not publicly offered during that period and no contingent deferred sales charges were collected. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

        -- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with interest and policies of the Fund as established by its Board of Trustees.

        Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by portfolio managers of the Manager under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those that would apply to direct purchases and sales of portfolio securities.

        Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

        The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Manager may use concessions on fixed-price offerings to obtain research and may also use stated commissions or secondary fixed-income agency trades to obtain research. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

        The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

        During the Fund's fiscal period from June 1, 1992 (commencement of operations) to September 30, 1992, and the fiscal years ended September 30, 1993 and 1994, total brokerage commissions paid by the Fund were $11,309, $70,753 and $44,137, respectively. During the fiscal year ended September 30, 1994, $35,678 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $25,173,056. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "cumulative total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. No total return and yield calculations are presented below for Class C because no shares of that class were publicly issued during the Fund's fiscal year ended September 30, 1994.

        The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        --  Standardized Yields.

        -- Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds (other than money market funds) that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


        The symbols above represent the following factors:

          a = dividends and interest earned during the 30-day period.
          b = expenses accrued for the period (net of any expense
              reimbursements).
          c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
          d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

          The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1994, the standardized yields for the Fund's Class A and Class B shares were 4.79% and 4.45%, respectively.

          -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


          The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is the net asset value per share without considering the effect of contingent deferred sales charges.

          From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1994, were 5.37% and 5.64% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1994 was 5.43% when calculated at net asset value.

          --  Total Return Information.

          -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

          -- Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


ERV - P
------- = Total Return
   P

          In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to by additional shares, at net asset value per share, and that the investment is redeemed
at the end of the period.   The average annual total returns on an
investment in Class A shares for the fiscal year ended September 30, 1994, and for the period June 1, 1992 (commencement of operations) to September 30, 1994, were (4.97)% and 2.21%, respectively. The average annual total returns on an investment in Class B shares for the fiscal year ended September 30, 1994, and for the period November 30, 1992 (inception of the class) to September 30, 1994 were (5.84)% and 0.42%, respectively. The cumulative total return on Class A shares for the period June 1, 1992 (commencement of operations) through September 30, 1994 was 5.23%. The cumulative total return on Class B shares for the period November 30, 1992 through September 30, 1994 was 0.77%.

          -- Total Returns At Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value on the Fund's Class A shares for the fiscal year ended September 30, 1994, was (0.23)%. The average annual total return at net asset value for the period June 1, 1992 (commencement of operations) to September 30, 1994, for Class A shares was 4.37%. The average annual total returns at net asset value for Class B shares for the fiscal year ended September 30, 1994 and for the period November 30, 1992 (inception of that class) to September 30, 1994 were (1.17)% and 2.49%, respectively.

          Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares.
However, when comparing total return of an investment in Class A or Class B shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service.
Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "growth and income" funds, and (iii) all other fixed-income funds, excluding money market funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

          From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

          From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service, that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other hybrid funds. Rankings are subject to change.

          The total return on an investment in the Fund's Class A, Class
B or Class C shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Salomon Brothers High Grade Corporate Bond Index, the Lehman Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Index and the J.P. Morgan Government Bond Index. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index generally represents the performance of the general fixed-rate investment grade debt market. The Standard & Poor's 500 Index is widely recognized as a general measure of stock performance. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. Each index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

          Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

          From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

          The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the investment Company Act pursuant to which the Fund will make payments to the Distributor in connection with the servicing and/or distribution of the shares of each class, as described in the Prospectus. Each Plan has been approved by the vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, as required by the Rule, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that required shareholder vote was cast by the Manager as the sole shareholder of Class C shares at that time.

          The Class A and Class B Plans are "reimbursement-type" Plans, which means that they provide for the reimbursement of the distributor's actual expenses incurred in connection with the service/and or distribution of the Fund's shares of those classes. The Class C Plan is a "compensation-type" plan, which means that it provides for the compensation of the distributor for the service and distribution of the Fund's shares of that class.

          Each plan provides for the payment of a Service Fee which the Distributor may pay to brokers, dealers and other persons or entities ("Recipients") for providing personal services and account maintenance services to accounts and shareholders that hold shares of the Fund. The Service Fee is described more fully below under Class A Plan. The Class B and Class C Plans also provide for the payment of an asset-based sales charge of up to 0.75% of the average annual net assets of Class B and Class C shares, respectively. Asset-based sales charge payments are designed to permit an investor to purchase Class B or Class C shares of the Fund without the payment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of those shares. The asset-based sales charges are described more fully below under Class B Plan and Class C Plan.

          Under each Plan, the Manager and the Distributor, in their sole discretion, may from time to time use their own resources, at no cost to the Fund, to make payments to Recipients for distribution and administrative services they perform. In the case of the Manager, those payments may be made from profits from the advisory fee it receives from the Fund. The Distributor and the Manager may in their sole discretion increase or decrease the amount of these payments. Under each Plan, the Fund's Board of Trustees may change the amount paid to a Recipient, but may not permit payment of an amount in excess of the maximum payment set forth above. The Board may establish minimum assets levels to be held by a Recipient, and may also establish a minimum holding period for Recipients in each case to entitle a Recipient to receive any payments under a Plan. The Board of Trustees has established the payment level at the maximum provided for in each Plan and has not set any minimum holding periods or minimum asset levels.

          All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and Service Fees.

          While the plans are in effect, the Treasurer of the Fund must provide separate written reports to the Fund's Board of Trustees at least quarterly describing the amount of payments made pursuant to each Plan and the purposes for which the payments were made. The Class B report also must include the Distributor's distribution costs for the quarter, and such costs for previous quarters that have been carried forward. The Class A and Class B reports also must include the identity of each Recipient that received any payment. These reports are subject to the review and approval of the Independent Trustees.

          A Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined by the Investment Company Act) of the outstanding voting securities of that Class. No amendment to a Plan which increases materially the amount to be paid under the Plan may be made unless the amendment is approved by the shareholders of the class affected by the amendment. All material amendments must be approved by the Board of Trustees. Unless terminated earlier, each Plan continues in effect from year to year but only so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. For the fiscal year ended September 30, 1994, payments under the Plan for Class A shares totaled $118,925, all of which was paid by the Distributor to Recipients including $14,477 that was paid to an affiliate of the Distributor. Payments made under the Class B Plan during the fiscal year ended September 30, 1994 totalled $149,517, all paid by the Distributor to Recipients, including $1,013 paid to a dealer affiliated with the Distributor. No payments have been made under the Class C Plan during that period as no Class C shares were outstanding during that fiscal year.

Class A Plan

          The Class A Plan provides for the payment of a Service Fee, not to exceed 0.25% of the average annual net assets of the class.

Class B Plan

          The Class B Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of each class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class B Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based in the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class B Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

          The Class B Plan also provides for the payment of an asset-based sales charge of up to 0.75% of the annual net assets of the Class B shares. The asset-based sales charge paid to the Distributor under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commission paid to authorized Recipients at the time of sale, plus financing costs.

          The Class B Plan provides that the Fund may reimburse the Distributor for its distribution expenses in connection with the distribution of Class B shares which include sales commissions and Service Fees paid to Recipients, financing costs with respect to distribution payments, compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.

          The Distributor's actual Class B distribution expenses for any given year may exceed the aggregate of payments received under the Class B Plan and from recoveries of contingent deferred sales charges. The Distributor anticipates that it will take a number of years for it to recoup its Class B distriubtion expenses. The Class B Plan allows such expenses to be carried forward and paid in future years. The Class B shares will be charged only for interest expenses, carrying charges or other financing costs that are directly related to the carry forward of actual distribution expenses.

Class C Plan

          The Class C Plan provides for the payment of a Service Fee of up to 0.25% of the annual net assets of each class. This Service Fee is virtually identical to the Service Fee described in Class A Plan above. The Class C Plan allows the Service Fee payments made by the Distributor to be paid to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis based on the average daily net asset value of shares held in accounts at Recipients or by their customers, as described in the Prospectus. Although the Class C Plan does not require the Distributor to make these advance payments, the Distributor presently intends to pay the Service Fee to Recipients in this manner. An exchange of shares does not entitle a Recipient to an advance Service Fee payment. If shares are redeemed during the first year they are outstanding, the Recipient is obligated to repay to the Distributor a pro rata portion of the advance payment for those shares.

          The Class C Plan also provides for the payment of an asset-based sales charge of 0.75% of the annual net assets of the Class B shares. The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less that the amount paid by the Fund.

          The Distributor's services to the Class C shareholders of the Fund include paying sales commissions and Service Fee payments to Recipients, providing personnel to support distribution of shares, and bearing other costs of distribution including the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" expenses.

          The Class C asset-based sales charge paid during the first year is retained by the Distributor and thereafter paid to the Recipient as an ongoing commission on Class C shares that have been outstanding for a year or more.

About Your Account

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

          The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

          The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

          The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and
(iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers may conduct trading at times when the Exchange is closed (including weekends and holidays). The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the-counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

          The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry;
(iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained form active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued,which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

          Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of The New York Stock Exchange. Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made, if necessary. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

          In the case of U.S. Government Securities, mortgage-backed securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Fund's Board of Directors has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, and foreign government and corporate bonds. The Directors will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

          Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable as determined by a pricing service approved by the Board of Directors or by the Manager, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

          -- The Oppenheimer Funds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund

Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

          There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

          -- Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares, or Class A and Class B shares of the Fund (and other Oppenheimer funds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.

          Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended, to be purchased under the Letter.

          In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

          For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

          If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

          In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

          --  Terms of Escrow That Apply to Letters of Intent.

          1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

          2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

          3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

          4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

          5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

          6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Eligible Funds.

          There is a sales charge on the purchase of certain Eligible Funds. An application (available from the Distributor), completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

          Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

          -- Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

          -- Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The Reinvestment Privilege does not apply to Class C shares. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, pension or profit-sharing should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401 (k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with signatures(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge or in "Waivers of Class C Contingent Deferred sales charge").

          By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

          -- Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

          -- Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

          The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

          For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

          Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

          The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

          The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

          To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

          If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

          As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class C shares. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

          Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market
Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of the Fund and other OppenheimerFunds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds.
No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge.
However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the proceeds of the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on the proceeds of Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.
The Class C contingent deferred sales charge is imposed on the proceeds of Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

          When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class shares.

          The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

          When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

          Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

          The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

          Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

          Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the OppenheimerFunds offer Class B and Class C shares. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other OppenheimerFunds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager and its affiliates currently have banking relationships with the custodian. The Manager and its affiliates currently have banking relationships with the Custodian. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                              --------------------------------------------------
                              --------------------------------------------------
                              INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              The Board of Trustees and Shareholders of
                              Oppenheimer Strategic Income & Growth Fund:

                              We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income & Growth Fund as of September 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1994 and 1993 and the financial highlights for the period June 1, 1992 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                        We conducted our audits in accordance
                              with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                        In our opinion, the financial statements
                              and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income & Growth Fund at September 30, 1994, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                              DELOITTE & TOUCHE LLP
                              /s/ Deloitte & Touche LLP
                              Denver, Colorado
                              October 21, 1994


                    -----------------------------------------------------------
                    STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1994

                                                                                                      FACE           MARKET VALUE
                                                                                                      AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--3.2%
---------------------------------------------------------------------------------------------------------------------------------
                              Repurchase agreement with First Chicago Capital Markets, 4.95%, dated 9/30/94, to be repurchased at $1,900,784 on 10/3/94, collateralized by U.S. Treasury Nts. 4.25%--8.50%, 4/15/95--
                              7/15/98, with a value of $1,074,386 and U.S. Treasury Bills,
                              0%, 3/16/95--3/23/95, with a value of $865,377 (Cost $1,900,000)        $1,900,000     $1,900,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GOVERNMENT OBLIGATIONS--24.0%
---------------------------------------------------------------------------------------------------------------------------------
                              Argentina (Republic of) Bonds, Bonos de Consolidacion de Deudas,
                              Series I:
                              3.704%, 4/1/01(4)(6)                                                     1,264,378(1)     737,853
                              4.375%, 4/1/01(4)(6)                                                     1,723,903      1,306,567
                              4.8125%, 9/1/02(4)(6)                                                      267,900        180,399
                              4.8125%, 4/1/07(4)(6)                                                      287,317        178,886
                              ---------------------------------------------------------------------------------------------------
                              Banco Nacional de Mexico S.A., 7% Exch. Sub. Debs., 12/15/99(5)            400,000        464,500
                              ---------------------------------------------------------------------------------------------------
                              Denmark (Kingdom of) Bonds., 9%, 11/15/98                                2,980,000(1)     493,948
                              ---------------------------------------------------------------------------------------------------
                              Empresa Columbiana de Petroleos Nts., 7.25%, 7/8/98(5)                     300,000        286,125
                              ---------------------------------------------------------------------------------------------------
                              Italy (Republic of) Treasury Bonds, Buoni Poliennali del Tes:
                              12%, 1/1/96                                                             50,000,000(1)      32,452
                              12%, 5/1/97                                                            850,000,000(1)     552,228
                              ---------------------------------------------------------------------------------------------------
                              Morocco (Kingdom of) Loan Participation Agreement,
                              Tranche A, 5.9375%, 1/1/09(4)(5)                                           650,000        474,500
                              ---------------------------------------------------------------------------------------------------
                              New South Wales Treasury Corp., 7% Gtd. Bonds, 4/1/04                      500,000(1)     292,991
                              ---------------------------------------------------------------------------------------------------
                              New Zealand (Republic of) Bonds, 10%, 7/15/97                              390,000(1)     240,946
                              ---------------------------------------------------------------------------------------------------
                              Petacalco Topolobampo Trust, Sr. Sec. Unsub. Nts., 8.125%, 12/15/03        100,000         85,875
                              ---------------------------------------------------------------------------------------------------
                              Polish People's Republic Loan Participation Agreement, 5.0625%,
                              2/3/24(5)(9)                                                               500,000        276,671
                              ---------------------------------------------------------------------------------------------------
                              South Australia Government Finance Authority Bonds, 10%, 1/15/03           120,000(1)      85,200
                              ---------------------------------------------------------------------------------------------------
                              Spain (Kingdom of) Bonds, 11.45%, 8/30/98                               74,000,000(1)     582,733
                              ---------------------------------------------------------------------------------------------------
                              Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03                     680,000(1)     433,036
                              ---------------------------------------------------------------------------------------------------
                              United Kingdom Treasury Nts., 12%, 11/20/98                                390,000(1)     681,915
                              ---------------------------------------------------------------------------------------------------
                              U.S. Treasury Bonds:
                              7.875%, 2/15/21                                                            600,000        592,500
                              7.125%, 2/15/23(10)                                                      2,000,000      1,818,124
                              ---------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts.:
                              4.625%, 8/15/95(11)                                                      1,130,000      1,117,994
                              5.125%, 11/15/95                                                         1,470,000      1,455,300
                              5.75%, 10/31/97                                                          1,300,000      1,258,563
                              ---------------------------------------------------------------------------------------------------
                              Venezuela (Republic of), 6.75% Debs., 9/20/95(5)                           500,000        474,375
                                                                                                                     ------------
                              Total Long-Term Government Obligations (Cost $14,434,331)                              14,103,681

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE/ASSET-BACKED OBLIGATIONS--1.7%
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--1.7%
---------------------------------------------------------------------------------------------------------------------------------
                              Federal National Mortage Assn. Interest-Only Stripped Mtg.-Backed
                              Security, Trust 257, Class 2, 7%, 2/25/24(8)                             1,950,245        748,407
                              ---------------------------------------------------------------------------------------------------
                              Federal Home Loan Mortgage Corp., 8.95%, 3/15/20                           226,000        231,062
                                                                                                                        -------
                              Total Mortgage/Asset-Backed Obligations (Cost $916,941)                                   979,469
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM CORPORATE BONDS AND NOTES--26.7%
---------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.1%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%               Rexene Corp., 10% 2nd Priority Nts., 11/15/02(6)                           309,000        294,838
---------------------------------------------------------------------------------------------------------------------------------
METALS--0.5%                  Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03             300,000
291,750


                              4  Oppenheimer Strategic Income & Growth Fund

                                                                                                      FACE           MARKET VALUE
                                                                                                      AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS--2.1%
                              Equitable Bag, Inc., 12.375% Sr. Nts., 8/15/02(2)                       $   50,000     $   29,250
                              ---------------------------------------------------------------------------------------------------
                              Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                          600,000        615,000
                              ---------------------------------------------------------------------------------------------------
                              PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                         100,000         87,500
                              ---------------------------------------------------------------------------------------------------
                              Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                   300,000        296,250
                              ---------------------------------------------------------------------------------------------------
                              Stone Container Corp., 10.75% Fst. Mtg. Nts., 10/1/02                      200,000        199,750
                                                                                                                     ----------
                                                                                                                      1,227,750
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--5.3%
---------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.8%              Envirotest Systems Corp., 9.625% Sr. Sub. Nts., 4/1/03                     200,000
184,000
                              ---------------------------------------------------------------------------------------------------
                              Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                             300,000        277,500
                                                                                                                     ----------
                                                                                                                        461,500
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION SUPPLIES AND
DEVELOPMENT--0.9%             USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                                  500,000        512,500
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS AND SERVICES--0.8%
                              Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                               300,000        297,000
                              ---------------------------------------------------------------------------------------------------
                              Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                    200,000        175,502
                                                                                                                     ----------
                                                                                                                        472,502
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.3%           Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02            300,000
318,750
                              ---------------------------------------------------------------------------------------------------
                              Lady Luck Gaming Finance Corp., 10.50% Fst. Mtg. Nts., 3/1/01               50,000         22,500
                              ---------------------------------------------------------------------------------------------------
                              Marvel (Parent) Holdings, Inc., 0% Sr. Sec. Disc. Nts., 4/15/98            700,000        437,500
                                                                                                                     ----------
                                                                                                                        778,750
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%                   SCI Television, Inc., 11% Sr. Nts., 6/30/05                                500,000        509,375
---------------------------------------------------------------------------------------------------------------------------------
RETAIL--0.6%                  Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                        400,000        380,000
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--3.2%
---------------------------------------------------------------------------------------------------------------------------------
FOOD--0.9%                    Foodmaker, Inc., 14.25% Sr. Sub. Nts., 5/15/98                             500,000        525,625
---------------------------------------------------------------------------------------------------------------------------------
FOOD AND DRUG
DISTRIBUTION--1.7%            Alco Health Distribution Corp., 11.25% Sr. Debs., 7/15/05(6)               555,587
543,607
                              ---------------------------------------------------------------------------------------------------
                              Grand Union Co., 11.25% Sr. Nts., 7/15/00                                  500,000        453,750
                                                                                                                     ----------
                                                                                                                        997,357
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.6%              American Medical International, Inc., 13.50% Sr. Sub. Nts., 8/15/01        300,000
335,625
---------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.5%                  Maxus Energy Corp., 9.875% Nts., 10/15/02                                  300,000        289,500
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--3.6%               Blue Bell Funding, Inc., 11.85% Extd. Sec. Nts., 5/1/99                    400,000        428,500
                              ---------------------------------------------------------------------------------------------------
                              Grupo Mexicano de Desarrollo S.A., 8.25% Gtd. Nts., 2/18/01(5)             300,000        246,750
                              ---------------------------------------------------------------------------------------------------
                              International Bank for Reconstruction and Development Bonds,
                              12.50%, 7/25/97                                                          1,015,000(1)     660,522
                              ---------------------------------------------------------------------------------------------------
                              Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                   300,000        326,250
                              ---------------------------------------------------------------------------------------------------
                              Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A,
                              12/1/11(5)                                                                 500,000        451,250
                                                                                                                     ----------
                                                                                                                      2,113,272
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--3.8%
---------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--1.4%              Owens-Illinois, Inc., 10% Sr. Sub. Nts., 8/1/02                            400,000        402,000
                              ---------------------------------------------------------------------------------------------------
                              Sea Containers Ltd., 12.50% Sr. Sub. Debs., Series A, 12/1/04              400,000        419,000
                                                                                                                     ----------
                                                                                                                        821,000


                              5  Oppenheimer Strategic Income & Growth Fund


                     -----------------------------------------------------------
                     STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                      FACE           MARKET VALUE
                                                                                                      AMOUNT         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIAL--1.3%      EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                             $  500,000     $
455,000
                              ---------------------------------------------------------------------------------------------------
                              Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(5)                           300,000        300,000
                                                                                                                     ----------
                                                                                                                        755,000

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.1%          Tiphook Financial Corp., 8% Gtd. Nts., 3/15/00                             179,000
123,510
                              ---------------------------------------------------------------------------------------------------
                              Transportacion Maritima Mexicana SA, 8.50% Nts., 10/15/00                  585,000        515,531
                                                                                                                     ----------
                                                                                                                        639,041
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.7%
---------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--4.2%        Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02                    300,000
300,000
                              ---------------------------------------------------------------------------------------------------
                              Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                  250,000        233,125
                              ---------------------------------------------------------------------------------------------------
                              Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(3)(5)                       400,000        253,499
                              ---------------------------------------------------------------------------------------------------
                              Comcast Cellular Corp., 0% Nts., Series B, 3/5/00                          300,000        186,000
                              ---------------------------------------------------------------------------------------------------
                              Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                     500,000        455,000
                              ---------------------------------------------------------------------------------------------------
                              Echostar Communications Corp. Units                                        200,000         96,000
                              ---------------------------------------------------------------------------------------------------
                              Time Warner, Inc./Time Warner Entertainment LP, 8.375% Sr. Debs.,
                              3/15/23                                                                    500,000        438,340
                              ---------------------------------------------------------------------------------------------------
                              TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                              500,000        543,125
                                                                                                                     ----------
                                                                                                                      2,505,089
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--1.5%          MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(3)             300,000
     177,750
                              ---------------------------------------------------------------------------------------------------
                              NewCity Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03               200,000        202,500
                              ---------------------------------------------------------------------------------------------------
                              Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts.,
                              8/1/03(3)                                                                  750,000        504,375
                                                                                                                     ----------
                                                                                                                        884,625
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Technology--1.0%              Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B,
                              3/1/05(3)                                                                  600,000        315,000
                              ---------------------------------------------------------------------------------------------------
                              Imax Corp., 7% Sr. Nts., 3/1/01(7)                                         320,000        280,000
                                                                                                                     ----------
                                                                                                                        595,000
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.5%               El Paso Electric, 10.375% Lease Oblig. Debs., 1/2/11(9)                    400,000        216,337
                              ---------------------------------------------------------------------------------------------------
                              Subic Power Corp., 9.50% Sr. Sec. Nts., Series A, 12/28/08(5)              100,000         92,250
                                                                                                                     ----------
                                                                                                                        308,587

                                                                                                                    -----------
                              Total Long-Term Coporate Bonds and Notes (Cost $16,726,455)                           $15,698,686

                                                                                                      SHARES
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--39.9%
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.1%
---------------------------------------------------------------------------------------------------------------------------------
AUTO PARTS: AFTER MARKET
--1.4%                        Goodyear Tire & Rubber Co.                                                  24,000        801,000
---------------------------------------------------------------------------------------------------------------------------------
BROADCAST MEDIA--0.1%         Celcaribe SA(2)(5)                                                          65,040         79,501
---------------------------------------------------------------------------------------------------------------------------------
RETAIL STORES:
DEPARTMENT STORES--1.2%       May Department Stores Co.                                                   18,000        708,750
---------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.4%       Gap, Inc. (The)                                                             25,000        821,875
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--15.7%
---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES: SOFT DRINKS--3.4%  Coca-Cola Co. (The)                                                         22,000      1,069,750
                              ---------------------------------------------------------------------------------------------------
                              PepsiCo, Inc.                                                               28,000        927,500
                                                                                                                     ----------
                                                                                                                      1,997,250


                              6  Oppenheimer Strategic Income & Growth Fund

                                                                                                                     MARKET VALUE
                                                                                                      SHARES         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
DRUGS--4.9%                   Merck & Co., Inc.                                                           22,000     $  781,000
                              ---------------------------------------------------------------------------------------------------
                              Pfizer, Inc.                                                                16,000      1,106,000
                              ---------------------------------------------------------------------------------------------------
                              Schering-Plough Corp.                                                       14,000        994,000
                                                                                                                     ----------
                                                                                                                      2,881,000

---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE: DIVERSIFIED--1.8% Abbott Laboratories                                                         34,000      1,066,750
---------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.8%      Colgate-Palmolive Co.                                                       18,000      1,044,000
---------------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--2.2%        Medtronic, Inc.                                                             22,000      1,163,250
                              ---------------------------------------------------------------------------------------------------
                              Stryker Corp.                                                                3,000        104,250
                                                                                                                     ----------
                                                                                                                      1,267,500

---------------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.6%                 UST, Inc.                                                                   33,000        944,625
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--12.1%
Financial Services:
Miscellaneous--3.4%           American Express Co.                                                        34,000      1,032,750
                              ---------------------------------------------------------------------------------------------------
                              Federal National Mortgage Assn.                                             12,000        945,000
                                                                                                                     ----------
                                                                                                                      1,977,750

Major Banks: Regional--6.6%
                              Banc One Corp.                                                              30,000        896,250
                              ---------------------------------------------------------------------------------------------------
                              First Interstate Bancorp                                                    13,000      1,054,625
                              ---------------------------------------------------------------------------------------------------
                              NationsBank Corp.                                                           19,000        931,000
                              ---------------------------------------------------------------------------------------------------
                              SunTrust Banks, Inc.                                                        21,000      1,023,750
                                                                                                                     ----------
                                                                                                                      3,905,625

                              ---------------------------------------------------------------------------------------------------
Money Center Banks--2.1%
                              Chase Manhattan Corp.                                                       26,000        900,250
                              ---------------------------------------------------------------------------------------------------
                              Citicorp                                                                     8,000        340,000
                                                                                                                     ----------
                                                                                                                      1,240,250

---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--1.8%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%    General Electric Co.                                                        22,000      1,058,750
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.2%
Computer Software
And Services--3.1%            Automatic Data Processing, Inc.                                             13,000        729,625
                              ---------------------------------------------------------------------------------------------------
                              Microsoft Corp.(2)                                                          19,000      1,066,375
                                                                                                                     ----------
                                                                                                                      1,796,000

---------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS:
SEMICONDUCTORS--3.1%          Intel Corp.                                                                 15,000        922,500
                              ---------------------------------------------------------------------------------------------------
                              Texas Instruments, Inc.                                                     13,000        888,875
                                                                                                                     ----------
                                                                                                                      1,811,375
                                                                                                                     ----------
                              Total Common Stocks (Cost $22,066,990)                                                 23,402,001
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.0%        AMR Corp., $3.00 Cum. Cv. Depositary Shares, Series A(5)                     9,000
  364,500
                              ---------------------------------------------------------------------------------------------------
                              First Madison Bank, FSB, 11.50%(12)                                          2,500        262,500
                              ---------------------------------------------------------------------------------------------------
                              Prime Retail, Inc., $19.00 Cv., Series B                                    12,000        289,500
                              ---------------------------------------------------------------------------------------------------
                              Unisys Corp., $3.75 Cv., Series A                                            7,000        255,500
                                                                                                                     ----------
                              Total Preferred Stocks (Cost $1,273,750)                                                1,172,000


                              7  Oppenheimer Strategic Income & Growth Fund


                    ------------------------------------------------------------
                    STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                                     MARKET VALUE
                              DATE/PRICE                                                              FACE AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%   European OTC Deutsche Mark/U.S. Dollar Put
                              Nov. 2/1.60 DEM                                                          2,072,494(1)  $    4,274
                              ---------------------------------------------------------------------------------------------------
                              European OTC Deutsche Mark/U.S. Dollar Put
                              Nov. 4/1.60 DEM                                                          1,036,247(1)       2,722
                              ---------------------------------------------------------------------------------------------------
                              European OTC Deutsche Mark/U.S. Dollar Put
                              Nov. 8/1.60 DEM                                                          1,036,247(1)       2,338
                                                                                                                     ----------
                              Total Put Options Purchased (Cost $45,163)                                                  9,334
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--2.0%  Bayerische Landesbank, N.Y. Branch:
                              Mexican Peso Linked Confidence Nt., Girozentrale Branch,
                              35.50%, 12/30/94(5)                                                        170,000        167,025
                              ---------------------------------------------------------------------------------------------------
                              Italian Lira Linked Confidence Nt., Girozentrale Branch, 10%, 8/7/95       190,000        185,744
                              ---------------------------------------------------------------------------------------------------
                              Goldman Sachs International Limited, 5.10%, 2/28/95                         70,000         68,082
                              ---------------------------------------------------------------------------------------------------
                              Morgan Guaranty Trust Co. of New York
                              (Singapore Branch) CD, 12.15%, 2/3/95                                1,056,625,000(1)     485,570
                              ---------------------------------------------------------------------------------------------------
                              Swiss Bank Corp. Investment Banking, Inc.,
                              10% CD Sterling Rate Linked Nts., 7/3/95                                   300,000        295,920
                                                                                                                     ----------
                              Total Structured Instruments (Cost $1,230,001)                                          1,202,341

                              Total Investments, at Value (Cost $58,593,631)                               99.5%     58,467,512
                              ---------------------------------------------------------------------------------------------------
                              Other Assets Net of Liabilities                                                 .5        318,104
                                                                                                      ----------     ----------
                              Net Assets                                                                  100.0%     $58,785,616
                                                                                                      ----------     ----------
                                                                                                      ----------     ----------

                              1. Face amount is reported in foreign currency.
                              2. Non-income producing security.
                              3. Represents a zero coupon bond that converts to
                                 a fixed rate of interest at a designated future
                                 date.
                              4. Represents the current interest rate for a
                                 variable rate security.
                              5. Restricted security--See Note 6 of Notes to
                                 Financial Statements.
                              6. Interest or dividend is paid in kind.
                              7. Represents the current interest rate for an
                                 increasing rate security.
                              8. Interest-Only Strips represent the right to
                                 receive the monthly interest payments on an
                                 underlying pool of mortgage loans. These
                                 securities typically decline in price as
                                 interest rates decline. Most other fixed-income\
                                 securities increase in price when interest
                                 rates decline. The principal amount of the
                                 underlying pool represents the notional amount
                                 on which current interest is calculated. The
                                 price of these securities is typically more
                                 sensitive to changes in prepayment rates than
                                 traditional mortgage backed securities (for
                                 example, GNMA pass-throughs).
                              9. Partial interest payment was received.
                             10. Securities with an aggregate market value of $119,996 are held in escrow to cover outstanding call options, as follows:

                              FACE                                          EXPIRATION  EXERCISE              PREMIUM   MARKET
VALUE
                              SUBJECT TO CALL                               DATE        PRICE                 RECEIVED  SEE NOTE
1
                              ---------------                               --------    -----                 --------  ------------
                              European OTC Deutsche Mark/U.S. Dollar
                              904,467                                       11/2/94     1.50        DEM       $ 4,201   $ 2,385
                              European OTC Deutsche Mark/U.S. Dollar
                              406,355                                       11/2/94     1.60        DEM        10,598    13,542
                              European OTC Deutsche Mark/U.S. Dollar
                              452,234                                       11/4/94     1.50        DEM         2,177     1,336
                              European OTC Deutsche Mark/U.S. Dollar
                              203,178                                       11/4/94     1.60        DEM         5,339     6,711
                              European OTC Deutsche Mark/U.S. Dollar
                              452,234                                       11/8/94     1.54        DEM         5,396     5,560
                              European OTC Deutsche Mark/U.S. Dollar
                              203,178                                       11/8/94     1.60        DEM         5,525     6,952
                                                                                                              -------   -------
                                                                                                              $33,236   $36,486

                              11. Securities with an aggregate market value of
                                  $9,894 are held in escrow to cover initial margin requirements on open interest rate futures sales contracts, as follows:

                                                                            NUMBER                  FACE
                              TYPE OF CONTRACT                              OF CONTRACTS            AMOUNT
                              -------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts., 12/94                     3                       $305,156

                              The market value of the open contracts was $304,406 at September 30, 1994 with a net unrealized gain of $750.

                              See accompanying Notes to Financial Statements.

                              8  Oppenheimer Strategic Income & Growth Fund

                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
ASSETS                        Investments, at value (cost $58,593,631)--see accompanying statement                  $58,467,512
                              ---------------------------------------------------------------------------------------------------
                              Cash                                                                                      212,885
                              Unrealized appreciation on futures contracts--Note 7                                          750
                              Receivables:
                              Dividends and interest                                                                    724,816
                              Shares of beneficial interest sold                                                        194,089
                              Investments sold                                                                          215,553
                              ---------------------------------------------------------------------------------------------------
                              Deferred organization costs                                                                 9,934
                              ---------------------------------------------------------------------------------------------------
                              Other                                                                                      21,177
                              ---------------------------------------------------------------------------------------------------
                              Total assets                                                                           59,846,716
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                   Options written, at value (premiums received $33,236)
                              --see accompanying statement--Note 4                                                       36,485
                              ---------------------------------------------------------------------------------------------------
                              Payables and other liabilities:
                              Investments purchased                                                                     293,833
                              Dividends                                                                                 225,905
                              Shares of beneficial interest redeemed                                                    390,956
                              Distribution and service plan fees--Note 5                                                 37,514
                              Other                                                                                      76,407
                                                                                                                    ----------
                              Total liabilities                                                                       1,061,100
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $58,785,616
                                                                                                                    -----------
                                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF
NET ASSETS                    Paid-in capital                                                                       $60,049,032
                              ---------------------------------------------------------------------------------------------------
                              Overdistributed net investment income                                                    (119,994)
                              ---------------------------------------------------------------------------------------------------
                              Accumulated net realized loss from investment, written option and foreign
                              currency transactions                                                                  (1,014,999)
                              ---------------------------------------------------------------------------------------------------
                              Net unrealized depreciation on investments, options written and
                              translation of assets and liabilities denominated in foreign currencies                  (128,423)
                                                                                                                    -----------
                              Net assets                                                                            $58,785,616
                                                                                                                    -----------
                                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     Class A Shares:
                              Net asset value and redemption price per share (based on net assets
                              of $42,732,778 and 8,683,396 shares of beneficial interest outstanding)               $      4.92
                              Maximum offering price per share (net asset value plus sales charge of
                              4.75% of offering price)                                                              $      5.17
                              ---------------------------------------------------------------------------------------------------
                              Class B Shares:
                              Net asset value, redemption price and offering price per share (based on net assets
                              of $16,052,838 and 3,267,106 shares of beneficial interest outstanding)               $      4.91

                              See accompanying Notes to Financial Statements.


                              9  Oppenheimer Strategic Income & Growth Fund


                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------
                              STATEMENT OF OPERATIONS For the Year Ended September 30, 1994
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME             Interest (net of withholding taxes of $8,073)                                         $ 3,069,864
                              ---------------------------------------------------------------------------------------------------
                              Dividends                                                                                 726,569
                                                                                                                    -----------
                              Total income                                                                            3,796,433
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES                      Management fees--Note 5                                                                   475,265
                              ---------------------------------------------------------------------------------------------------
                              Distribution and service plan fees:
                              Class A--Note 5                                                                           118,925
                              Class B--Note 5                                                                           149,517
                              ---------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 5                                     124,051
                              ---------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                        69,181
                              ---------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                34,248
                              ---------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                    17,736
                              ---------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                 2,885
                              ---------------------------------------------------------------------------------------------------
                              Other                                                                                      22,877
                                                                                                                    -----------
                              Total expenses                                                                          1,014,685

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 2,781,748

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS,
OPTIONS WRITTEN AND  FOREIGN
CURRENCY TRANSACTIONS         Net realized gain (loss) from:
                              Investments and options written                                                          (991,862)
                              Expiration and closing of option contracts written--Note 4                                 (9,184)
                              Foreign currency transactions                                                             109,713
                                                                                                                    -----------
                              Net realized loss                                                                        (891,333)
                              ---------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on:
                              Investments and options written                                                        (2,460,438)
                              Translation of assets and liabilities denominated in foreign currencies                   332,437
                              ---------------------------------------------------------------------------------------------------
                              Net change                                                                             (2,128,001)
                              Net realized and unrealized loss on investments, options written and foreign
                              currency transactions                                                                  (3,019,334)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$  (237,586)
                                                                                                                    -----------
                                                                                                                    -----------

                              See accompanying Notes to Financial Statements.


                              10  Oppenheimer Strategic Income & Growth Fund


                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------
                              STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                                    1994             1993
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                    Net investment income                                                 $  2,781,748     $  2,774,685
                              ---------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments, options written and foreign
                              currency transactions                                                     (891,333)         726,649
                              ---------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated
                              in foreign currencies                                                   (2,128,001)       1,990,636
                                                                                                    ------------     ------------
                              Net increase (decrease) in net assets resulting from operations           (237,586)       5,491,970
                              ---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS                  Dividends from net investment income:
                              Class A ($.209 and $.202 per share,
                              respectively)                                                           (1,931,946)      (2,309,909)
                              Class B ($.185 and $.130 per share, respectively)                         (722,244)        (193,606)
                              ---------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.011 per share)                                                  (98,470)              --
                              Class B ($.011 per share)                                                  (36,812)              --
                              ---------------------------------------------------------------------------------------------------
                              Distributions from net realized gain on investments, options written, and foreign currency transactions:
                              Class A ($.005 per share)                                                       --          (62,907)
                              Class B ($.005 per share)                                                       --           (1,304)
                              ---------------------------------------------------------------------------------------------------
                              Distributions in excess of net realized gain on investments, options written, and foreign currency transactions:
                              Class A ($.097 per share)                                                 (885,559)              --
                              Class B ($.097 per share)                                                 (331,059)              --
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS                  Net increase (decrease) in net assets resulting from Class A beneficial
                              interest transactions--Note 2                                           (9,347,360)       4,173,905
                              ---------------------------------------------------------------------------------------------------
                              Net increase in net assets resulting from Class B beneficial interest
                              transactions--Note 2                                                     4,699,403       12,182,278
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    Total increase (decrease)                                               (8,891,633)      19,280,427
                              ---------------------------------------------------------------------------------------------------
                              Beginning of year                                                       67,677,249       48,396,822
                                                                                                    ------------     ------------
                              End of year [including undistributed (overdistributed) net investment
                              income of ($119,994) and $403,577, respectively]                      $ 58,785,616     $ 67,677,249
                                                                                                    ------------     ------------
                                                                                                    ------------     ------------

                              See accompanying Notes to Financial Statements.


                              11  Oppenheimer Strategic Income & Growth Fund


                              ---------------------------------------------------------------------------------------------------
                              ---------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                              Class A                                                                    Class B
                              -------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED                          YEAR ENDED
                                                                          SEPTEMBER 30,                       SEPTEMBER 30,
                                                                          1994        1993        1992(2)     1994         1993(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              PER SHARE OPERATING DATA:
                              Net asset value, beginning of period          $5.26       $5.03       $5.00       $5.26       $5.10
                              ---------------------------------------------------------------------------------------------------
                              Income from investment operations:
                              Net investment income                           .21         .22         .07(3)      .19         .14
                              Net realized and unrealized gain on
                              investments, options written and foreign
                              currency transactions                          (.23)        .22         .02        (.25)        .16
                                                                          -------     -------     -------     -------      ------
                              Total income (loss) from investment
                              operations                                     (.02)        .44         .09        (.06)        .30
                              ---------------------------------------------------------------------------------------------------
                              Dividends and distributions to shareholders:
                              Dividends from net investment income           (.21)       (.20)       (.06)       (.18)       (.13)
                              Dividends in excess of net investment income   (.01)         --          --        (.01)         --
                              Distributions from net realized gain on
                              investments, options written and foreign
                              currency transactions                            --        (.01)         --          --        (.01)
                              Distributions in excess of net realized gain
                              on investments, options written, and foreign
                              currency transactions                           (.10)        --          --        (.10)         --
                                                                          --------    -------     -------     -------      ------
                              Total dividends and distributions
                              to shareholders                                 (.32)      (.21)       (.06)       (.29)       (.14)
                              ---------------------------------------------------------------------------------------------------
                              Net asset value, end of period                $4.92       $5.26       $5.03       $4.91       $5.26
                                                                          -------     -------     -------     -------      ------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              TOTAL RETURN, AT NET ASSET VALUE(4)            (.23)%      8.84%       1.74%      (1.17)%
    5.86%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                              RATIOS/SUPPLEMENTAL DATA:
                              Net assets, end of period (in thousands)    $42,733     $55,291     $48,397     $16,053     $12,386
                              ---------------------------------------------------------------------------------------------------
                              Average net assets (in thousands)           $48,360     $59,209     $30,264     $14,986      $7,541
                              ---------------------------------------------------------------------------------------------------
                              Number of shares outstanding
                              at end of period (in thousands)               8,683      10,513       9,628       3,267       2,357
                              ---------------------------------------------------------------------------------------------------
                              Ratios to average net assets:
                              Net investment income                          4.56%       4.33%       4.59%(5)    3.86%      3.32%(5)
                              Expenses                                       1.43%       1.36%       1.46%(3)(5) 2.17%      2.21%(5)
                              ---------------------------------------------------------------------------------------------------
                              Portfolio turnover (6)                         80.0%      122.4%       25.8%       80.0%     122.4%

                              1. For the period from November 30, 1992 (inception
                                 of offering) to September 30, 1993.
                              2. For the period from June 1, 1992 (commencement
                                 of operations) to September 30, 1992.
                              3. Net investment income would have been $.07
                                 absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
                              4. Assumes a hypothetical initial investment on
                                 the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
                              5. Annualized.
                              6. The lesser of purchases or sales of portfolio
                                 securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $53,695,271 and $49,725,672, respectively.

                              See accompanying Notes to Financial Statements.


                              12  Oppenheimer Strategic Income & Growth Fund

                              --------------------------------------------------
                              --------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT                Oppenheimer Strategic Income & Growth Fund (the
   ACCOUNTING POLICIES        Fund) is registered under the Investment Company
                              Act of 1940, as amended, as a diversified,
                              open-end management investment company. The Fund's
                              investment advisor is Oppenheimer Management
                              Corporation (the Manager). The Fund offers both
                              Class A and Class B shares. Class A shares are
                              sold with a front-end sales charge. Class B shares
                              may be subject to a contingent deferred sales
                              charge. Both classes of shares have identical
                              rights to earnings, assets and voting privileges,
                              except that each class has its own distribution
                              and/or service plan, expenses directly
                              attributable to a particular class and exclusive
                              voting rights with respect to matters affecting a
                              single class. Class B shares will automatically
                              convert to Class A shares six years after the date
                              of purchase. The following is a summary of
                              significant accounting policies consistently
                              followed by the Fund.
                              --------------------------------------------------
                              INVESTMENT VALUATION.  Portfolio securities are
                              valued at 4:00 p.m. (New York time) on each
                              trading day. Listed and unlisted securities for
                              which such information is regularly reported are
                              valued at the last sale price of the day or, in
                              the absence of sales, at values based on the
                              closing bid or asked price or the last sale price
                              on the prior trading day. Long-term debt
                              securities are valued by a portfolio pricing
                              service approved by the Board of Trustees.
                              Long-term debt securities which cannot be valued
                              by the approved portfolio pricing service are
                              valued by averaging the mean between the bid and
                              asked prices obtained from two active market
                              makers in such securities. Short-term debt
                              securities having a remaining maturity of 60 days
                              or less are valued at cost (or last determined
                              market value) adjusted for amortization to
                              maturity of any premium or discount. Securities
                              for which market quotes are not readily available
                              are valued under procedures established by the
                              Board of Trustees to determine fair value in good
                              faith. An option is valued based upon the last
                              sales price on the principal exchange on which the
                              option is traded or, in the absence of any
                              transactions that day, the value is based upon the
                              last sale on the prior trading date if it is
                              within the spread between the closing bid and
                              asked prices. If the last sale price is outside
                              the spread, the closing bid or asked price closest
                              to the last reported sale price is used.
                              --------------------------------------------------
                              FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S.
                              dollars. Prices of securities denominated in foreign currencies are translated into U.S.
                              dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                                        The Fund generally enters into forward
                              foreign currency exchange contracts as a hedge, upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions. A forward exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Risks may arise from the potential inability of the counterparty to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
                                        The effect of changes in foreign
                              currency exchange rates on investments is
                              separately identified from the fluctuations
                              arising from changes in market values of
                              securities held and reported with all other
                              foreign currency gains and losses in the Fund's results of operations.
                              --------------------------------------------------
                              OPTIONS WRITTEN. The Fund may write covered call and put options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or purchasing a security at a price different from the current market value. All securities covering call options written are held in escrow by the custodian bank and the Fund maintains liquid assets sufficient to cover written put options in the event of exercise by the holder.
                              --------------------------------------------------
                              ALLOCATION OF INCOME, EXPENSES AND GAINS AND
                              LOSSES.  Income, expenses (other than those
                              attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
                              --------------------------------------------------
                              FEDERAL INCOME TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required. At September 30, 1994, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $200,000 expiring in 2002.

                              13  Oppenheimer Strategic Income & Growth Fund

                              --------------------------------------------------
                              --------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS  (Continued)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT                ORGANIZATION COSTS.  The Manager advanced $26,000
   ACCOUNTING POLICIES        for organization and start-up costs of the Fund.
   (CONTINUED)                Such expenses are being amortized over a five-year
                              period from the date operations commenced. In the
                              event that all or part of the Manager's initial
                              investment in shares of the Fund is withdrawn
                              during the amortization period, the redemption
                              proceeds will be reduced to reimburse the Fund for
                              any unamortized expenses, in the same ratio as the
                              number of shares redeemed bears to the number of
                              initial shares outstanding at the time of such
                              redemption.
                              --------------------------------------------------
                              DISTRIBUTIONS TO SHAREHOLDERS.  The Fund intends
                              to declare dividends separately for Class A and
                              Class B shares from net investment income each day
                              the New York Stock Exchange is open for business
                              and pay such dividends monthly. Distributions from
                              net realized gains on investments, if any, will be
                              declared at least once each year.
                              --------------------------------------------------
                              CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO
                              SHAREHOLDERS.  Effective October 1, 1993, the Fund
                              adopted Statement of Position 93-2: Determination,
                              Disclosure, and Financial Statement Presentation
                              of Income, Capital Gain, and Return of Capital
                              Distributions by Investment Companies. As a
                              result, the Fund changed the classification of
                              distributions to shareholders to better disclose
                              the differences between financial statement
                              amounts and distributions determined in accordance
                              with income tax regulations. Accordingly,
                              subsequent to September 30, 1993, amounts have
                              been reclassified to reflect a decrease in
                              undistributed net investment income and an
                              increase in undistributed capital gain on
                              investments of $382,503. During the year ended
                              September 30, 1994, in accordance with Statement
                              of Position 93-2, undistributed net investment
                              income and undistributed capital loss were
                              decreased by $133,344.
                              --------------------------------------------------
                              OTHER.  Investment transactions are accounted for
                              on the date the investments are purchased or sold
                              (trade date) and dividend income is recorded on
                              the ex-dividend date. Discount on securities
                              purchased is amortized over the life of the
                              respective securities, in accordance with federal
                              income tax requirements. Realized gains and losses
                              on investments and options written and unrealized
                              appreciation and depreciation are determined on an
                              identified cost basis, which is the same basis
                              used for federal income tax purposes.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. SHARES OF                  The Fund has authorized an unlimited number of no
   BENEFICIAL INTEREST        par value shares of beneficial interest of each
                              class. Transactions in shares of beneficial interest were as follows:

                                                                         YEAR ENDED SEPTEMBER 30, 1994  PERIOD ENDED
SEPTEMBER 30,
                                                                                                               1993(1)
                                                                         --------------------------     --------------------------

                                                                         SHARES         AMOUNT          SHARES         AMOUNT
                              ----------------------------------------------------------------------------------------------------
                              Class A:

                              Sold                                        1,797,523     $ 9,177,865      5,776,034     $29,480,167
                              Dividends and distributions reinvested        535,980       2,757,772        406,080       2,091,310
                              Redeemed                                   (4,163,212)    (21,282,997)    (5,297,441)    (27,397,572)
                                                                         ----------     -----------     ----------     -----------
                              Net increase (decrease)                    (1,829,709)    $(9,347,360)       884,673     $ 4,173,905
                                                                         ----------     -----------     ----------     -----------
                                                                         ----------     -----------     ----------     -----------

                              Class B:

                              Sold                                        1,752,588     $ 8,784,884      2,860,426     $14,798,939
                              Dividends and distributions reinvested        100,839         724,590         30,122         156,143
                              Redeemed                                     (943,022)     (4,810,071)      (533,847)     (2,772,804)
                                                                         ----------     -----------     ----------     -----------
                              Net increase                                  910,405     $ 4,699,403      2,356,701     $12,182,278

                              1. For the year ended September 30, 1993 for Class
                                 A shares and for the period from November 30, 1992 (inception of offering) to September 30, 1993 for Class B shares.
                              3. Unrealized Gains and Losses on Investments And
                                 Options Written At September 30, 1994, net unrealized depreciation on investments and options written of $128,618 was composed of gross appreciation of $2,704,691, and gross depreciation of $2,833,309.

                              14  Oppenheimer Strategic Income & Growth Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. OPTION ACTIVITY            Option activity for the year ended September 30,
                              1994 was as follows:

                                                                                CALL OPTIONS             PUT OPTIONS
                                                                            ---------------------------------------------
                                                                            NUMBER        AMOUNT     NUMBER      AMOUNT
                                                                           OF OPTIONS OF PREMIUMS OF OPTIONS  OF PREMIUMS
                              -------------------------------------------------------------------------------------------
                              Options outstanding at September 30, 1993           400     $56,875       --       $   --
                              Options written                               2,621,846      65,736    4,702       17,320
                              Options expired prior to exercise                  (600)    (89,375)  (4,702)     (17,320)
                              Options outstanding at September 30, 1994     2,621,646     $33,236       --       $   --

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. MANAGEMENT FEES            Management fees paid to the Manager were in
   AND OTHER TRANSACTIONS     accordance with the investment advisory
   WITH AFFILIATES            agreement with the Fund which provides for an
                              annual fee of .75% on the first $200 million of net assets, with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.
                                        For the year ended September 30, 1994,
                              commissions (sales charges paid by investors) on sales of Class A shares totaled $231,950, of which $73,286 was retained by Oppenheimer Funds
                              Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended
                              September 30, 1994, OFDI received contingent deferred sales charges of $50,191 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
                                        Oppenheimer Shareholder Services (OSS),
                              a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.
                                        Under separate approved plans, each
                              class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended
                              September 30, 1994, OFDI paid $14,477 and $1,013,
                              respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained
                              $137,454 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

                              15  Oppenheimer Strategic Income & Growth Fund

                              --------------------------------------------------
                              --------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS  (Continued)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6. RESTRICTED SECURITIES      The Fund owns securities purchased in private
                              placement transactions, without registration under the Securities Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value.
                              The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule
                              144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $918,196 or 1.6% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.

                                                                                                                 VALUATION PER UNIT
                                                                                                                       AS OF
                              SECURITY                                          ACQUISITION DATE   COST PER UNIT SEPTEMBER
30, 1994
                              -----------------------------------------------------------------------------------------------------
                              AMR Corp., $3.00 Cum. Cv.Depositary Shares,
                              Series A(1)                                       12/2/93--11/14/94      $ 53.43         $ 40.50
                              -----------------------------------------------------------------------------------------------------
                              Banco Nacional de Mexico SA, 7% Exch. Sub.
                              Debs., 12/15/99(1)                                5/24/93                $104.00         $116.13
                              -----------------------------------------------------------------------------------------------------
                              Bayericshe Landesbank, N.Y. Branch, Mexican
                              Peso Linked
                              -----------------------------------------------------------------------------------------------------
                              Confidence Nt., Girozentrale Branch, 35.50%,
                              12/30/94                                          9/23/94                $100.00         $ 98.25
                              -----------------------------------------------------------------------------------------------------
                              Celcaribe SA(1)                                   5/17/94                $  1.19         $  1.22
                              -----------------------------------------------------------------------------------------------------
                              Celcaribe SA, 0%/13.50% Sr. Sec. Nts.,
                              3/15/04(1)                                        5/17/94                $ 63.33         $ 63.37
                              -----------------------------------------------------------------------------------------------------
                              Empresa Columbiana de Petroleos Nts., 7.25%,
                              7/8/98(1)                                         4/25/94                $ 93.92         $ 95.38
                              -----------------------------------------------------------------------------------------------------
                              Grupo Mexicano de Desarrollo SA, 8.25% Gtd.
                              Nts., 2/18/01(1)                                  2/8/94                 $100.00         $ 82.25
                              -----------------------------------------------------------------------------------------------------
                              Morocco (Kingdom of) Loan Participation
                              Agreement, Tranche A, 5.9375%, 1/1/09             2/23/94--4/19/94       $ 72.57         $ 73.00
                              -----------------------------------------------------------------------------------------------------
                              Polish People's Republic Loan Participation
                              Agreement, 5.0625%, 2/3/24                        1/12/94--1/13/94       $ 65.11         $ 55.33
                              -----------------------------------------------------------------------------------------------------
                              Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(1)  6/17/94                $100.00         $100.00
                              -----------------------------------------------------------------------------------------------------
                              Subic Power Corp., 9.50% Sr. Sec. Nts., Series A,
                              12/28/08(1)                                       12/20/93               $ 99.94         $ 92.25
                              -----------------------------------------------------------------------------------------------------
                              Tribasa Toll Road Trust, 10.50% Nts., Series
                              1993-A, 12/1/11(1)                                11/8/93                $100.00         $ 90.25
                              -----------------------------------------------------------------------------------------------------
                              Venezuela (Republic of) 6.75% Debs., 9/20/95(1)   5/2/94                 $ 96.28         $ 94.88

                              1. Transferable under Rule 144A of the Act.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
7. FUTURES CONTRACTS          At September 30, 1994, the Fund had outstanding
                              futures contracts to sell debt securities as follows:

                                                     EXPIRATION      NUMBER OF              VALUATION AS OF
UNREALIZED
                                                     DATE            FUTURES CONTRACTS      SEPTEMBER 30, 1994
APPRECIATION
                              --------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts.     12/20/94        3                      $304,406                $750


                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Investments   March 31, 1995 (Unaudited)
                    ----------------------------------------------------------------------------------------------------------------

                                                                                                         Face           Market Value
                                                                                                         Amount(1)      See Note 1
==========================================================
==========================================================
================
Mortgage-Backed Obligations--7.6%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--5.5%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/         Federal Home Loan Mortgage Corp., Series 176, Cl. F, 8.95%, 3/15/20                  $    226,000
$    230,027
Sponsored--2.8%     ----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.:
                    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg
                    Investment Conduit Pass-Through Certificates, 10.50%, 11/25/20                            315,000        357,128
                    Interest-Only Stripped Mtg.-Backed Security, Trust 257, Cl. 2, 7%, 2/25/24(2)           1,910,241        699,029
                    Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                     338,456        285,857
                                                                                                                        ------------
                                                                                                                           1,572,041

------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed     Government National Mortgage Assn., 7.50%, 6/1/25                                       1,470,000
1,500,778
--2.7%
------------------------------------------------------------------------------------------------------------------------------------
Private--2.1%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--0.9%    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                   277,296        269,412
                    Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                     252,980        251,478
                                                                                                                        ------------
                                                                                                                             520,890

------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--1.2%  Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1991-M6, Cl. B4, 6.45%, 6/25/21(3)                                                  89,052         85,908
                    Series 1994-C2, Cl. E, 8%, 4/25/25                                                        493,581        413,298
                    Series 1994-C2, Cl. G, 8%, 4/25/25                                                        244,842        182,277
                                                                                                                        ------------
                                                                                                                             681,483
                                                                                                                        ------------
                    Total Mortgage-Backed Obligations (Cost $4,158,495)                                                    4,275,192

==========================================================
==========================================================
================
U.S. Government Obligations--27.5%
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds:
                    10.375%, 5/15/95                                                                        1,100,000      1,105,500
                    11.50%, 11/15/95                                                                          900,000        928,125
                    8.75%, 8/15/00                                                                            650,000        697,328
                    11.625%, 11/15/02(4)(5)                                                                 7,600,000      9,557,000
                    8.125%, 8/15/19                                                                           292,000        309,611
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.:
                    5.125%, 11/15/95                                                                          980,000        972,956
                    9.375%, 4/15/96                                                                         1,300,000      1,266,280
                    5.75%, 10/31/97                                                                           568,000        583,798
                                                                                                                        ------------
                    Total U.S. Government Obligations (Cost $15,286,139)                                                  15,420,598

==========================================================
==========================================================
================
Foreign Government  Argentina (Republic of):
Obligations--9.9%   Bonds, Bonos de Consolidacion de Deudas, Series I, 3.032%, 4/1/01(3)(6) ARA               352,055
 118,634
                    Bonds, Bonos del Tesoro, Series I, 6.188%, 5/31/96(3)                                      70,000         64,788
                    Bonds, Bonos del Tesoro, Series II, 6.188%, 9/1/97(3)                                      29,000         24,530
                    Discount Bonds, 4.25%, 3/31/23(3)                                                         250,000        130,859
                    ----------------------------------------------------------------------------------------------------------------
                    Corporacion Andina de Fomento Sr. Unsec. Debs., 7.25%, 4/30/98                            100,000         92,500
                    ----------------------------------------------------------------------------------------------------------------
                    Ecuador (Republic of) Bonds, 7.25%, 2/28/25(3)                                            500,000        222,500
                    ----------------------------------------------------------------------------------------------------------------
                    International Bank for Reconstruction and Development Bonds, 12.50%,
                    7/25/97 NZD                                                                             1,015,000        721,041
                    ----------------------------------------------------------------------------------------------------------------
                    Morocco (Kingdom of) Loan Participation Agreement,
                    Tranche A, 7.375%, 1/1/09(3)                                                            1,100,000        640,750
                    ----------------------------------------------------------------------------------------------------------------
                    New South Wales Treasury Corp. Gtd. Exch. Bonds, 12%, 12/1/01 AUD                         510,000
410,694



                    5  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Investments   (Unaudited) (Continued)
                    ----------------------------------------------------------------------------------------------------------------


                                                                                                         Face           Market Value
                                                                                                         Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Foreign Government  New Zealand (Republic of) Bonds:
Obligations         10%, 7/15/97 NZD                                                                     $    390,000   $    263,609
(continued)         8%, 11/15/95 NZD                                                                          400,000        259,812
                    ----------------------------------------------------------------------------------------------------------------
                    Poland (Republic of) Past Due Interest Bonds, 3.25%, 10/27/14(7)                        1,750,000        697,813
                    ----------------------------------------------------------------------------------------------------------------
                    Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01 AUD                                      480,000        319,423
                    ----------------------------------------------------------------------------------------------------------------
                    Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
                    10.25%, 11/30/98 ESP                                                                   54,000,000        407,357
                    ----------------------------------------------------------------------------------------------------------------
                    United Kingdom Treasury Nts.:
                    12%, 11/20/98 GBP                                                                         390,000        705,901
                    13%, 7/14/00 GBP                                                                          182,000        351,469
                    ----------------------------------------------------------------------------------------------------------------
                    United Mexican States, Combined Facility 3,
                    Loan Participation Agreement, Tranche A, 7.625%, 9/20/97(3)(8)                            190,476        107,619
                                                                                                                        ------------
                    Total Foreign Government Obligations (Cost $5,664,421)                                                 5,539,299

==========================================================
==========================================================
================
Corporate Bonds and Notes--27.0%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.5%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.3%     NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                       200,000        205,500
                    ----------------------------------------------------------------------------------------------------------------
                    Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(9)                                          300,000        291,000
                    ----------------------------------------------------------------------------------------------------------------
                    UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05(9)                              250,000        263,438
                                                                                                                        ------------
                                                                                                                             759,938

------------------------------------------------------------------------------------------------------------------------------------
Metals--0.6%        Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                            100,000
103,500
                    ----------------------------------------------------------------------------------------------------------------
                    Wheel-Pittsburgh Corp., 9.375% Sr. Nts., 11/15/03                                         250,000        219,375
                                                                                                                        ------------
                                                                                                                             322,875

------------------------------------------------------------------------------------------------------------------------------------
Paper--1.6%         Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                                         300,000        316,500
                    ----------------------------------------------------------------------------------------------------------------
                    PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                                         75,000         63,375
                    ----------------------------------------------------------------------------------------------------------------
                    SD Warren Co., 12% Sr. Sub. Nts., 12/15/04(9)                                             200,000        213,000
                    ----------------------------------------------------------------------------------------------------------------
                    Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                                  125,000        127,031
                    ----------------------------------------------------------------------------------------------------------------
                    Stone Container Corp., 10.75% Fst. Mtg. Nts., 10/1/02                                     200,000        207,500
                                                                                                                        ------------
                                                                                                                             927,406

------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--11.1%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing     Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                                              300,000        300,000
--2.8%              ----------------------------------------------------------------------------------------------------------------
                    Blue Bell Funding, Inc., 11.85% Extd. Sec. Nts., 5/1/99                                   400,000        416,000
                    ----------------------------------------------------------------------------------------------------------------
                    Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                            300,000        270,750
                    ----------------------------------------------------------------------------------------------------------------
                    Terex Corp., 13% Sr. Nts., 8/1/96(9)                                                      270,000        261,900
                    ----------------------------------------------------------------------------------------------------------------
                    Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(9)                           500,000        301,250
                                                                                                                        ------------
                                                                                                                           1,549,900

------------------------------------------------------------------------------------------------------------------------------------
Leisure &           Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                                  300,000        288,750
Entertainment--1.9% ----------------------------------------------------------------------------------------------------------------
                    Foodmaker, Inc., 14.25% Sr. Sub. Nts., 5/15/98                                            500,000        516,250
                    ----------------------------------------------------------------------------------------------------------------
                    Imax Corp., 7% Sr. Nts., 3/1/01(7)                                                        320,000        278,400
                                                                                                                        ------------
                                                                                                                           1,083,400


                    6  Oppenheimer Strategic Income & Growth Fund

                                                                                                         Face           Market Value
                                                                                                         Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Media--5.1%         Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02                              $    300,000   $
288,000
                    ----------------------------------------------------------------------------------------------------------------
                    American Telecasting, Inc., 0%/12.50% Sr. Disc. Nts., 6/15/04(10)                         400,000        202,000
                    ----------------------------------------------------------------------------------------------------------------
                    Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(10)               250,000
135,625
                    ----------------------------------------------------------------------------------------------------------------
                    Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(10)                                500,000        303,125
                    ----------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 2/15/13                                 250,000        241,250
                    ----------------------------------------------------------------------------------------------------------------
                    Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                                    400,000        386,000
                    ----------------------------------------------------------------------------------------------------------------
                    Echostar Communications Corp., Units(10)                                                  200,000         91,000
                    ----------------------------------------------------------------------------------------------------------------
                    Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                           300,000        316,500
                    ----------------------------------------------------------------------------------------------------------------
                    New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03                             200,000        183,000
                    ----------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc., 9.125% Debs., 1/15/13                                                  400,000        384,208
                    ----------------------------------------------------------------------------------------------------------------
                    TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                             300,000        319,500
                                                                                                                        ------------
                                                                                                                           2,850,208
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------
Retail--General     PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts., 10/23/96 IDR                 1,200,000,000
 371,314
--0.7%
------------------------------------------------------------------------------------------------------------------------------------
Retail--Specialty   Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                       400,000        374,000
--0.6%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--4.0%
------------------------------------------------------------------------------------------------------------------------------------
Food--0.7%          Grand Union Co., 11.25% Sr. Nts., 7/15/00(11)                                             350,000        366,188
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies AmeriSource Corp., 11.25% Sr. Debs., 7/15/05(6)                                           586,838        611,229
& Services--2.5%    ----------------------------------------------------------------------------------------------------------------
                    Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                     500,000        503,750
                    ----------------------------------------------------------------------------------------------------------------
                    National Medical Enterprises, Inc., 10.125% Sr. Sub. Nts., 3/1/05                         300,000        309,750
                                                                                                                        ------------
                                                                                                                           1,424,729

------------------------------------------------------------------------------------------------------------------------------------
Household Goods     Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                200,000        195,000
--0.8%
------------------------------------------------------------------------------------------------------------------------------------
Energy--0.5%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services &   Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                             400,000
316,000
Producer--0.5%
------------------------------------------------------------------------------------------------------------------------------------
Financial--0.5%
------------------------------------------------------------------------------------------------------------------------------------
Insurance--0.5%     Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                                  300,000        328,500
------------------------------------------------------------------------------------------------------------------------------------
Industrial--2.2%
------------------------------------------------------------------------------------------------------------------------------------
Industrial          Owens-Illinois, Inc., 10% Sr. Sub. Nts., 8/1/02                                           100,000        100,500
Materials--1.0%     ----------------------------------------------------------------------------------------------------------------
                    USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                                                 500,000        506,875
                                                                                                                        ------------
                                                                                                                             607,375

------------------------------------------------------------------------------------------------------------------------------------
Industrial Services EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                               200,000        175,000
--0.4%              ----------------------------------------------------------------------------------------------------------------
                    Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(9)                              300,000         73,500
                                                                                                                        ------------
                                                                                                                             248,500

------------------------------------------------------------------------------------------------------------------------------------
Transportation     Sea Containers Ltd., 12.50% Sr. Sub. Debs., Series A, 12/1/04                             400,000        424,000
--0.8%
------------------------------------------------------------------------------------------------------------------------------------
Technology--2.8%
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications- Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(10)                         200,000
110,500
Technology--2.8%    ----------------------------------------------------------------------------------------------------------------
                    Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(9)(10)                                     400,000        268,624
                    ----------------------------------------------------------------------------------------------------------------
                    Comcast Cellular Corp., Zero Coupon Nts., Series B, 3/5/00                                250,000        177,500
                    ----------------------------------------------------------------------------------------------------------------
                    MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(10)                           300,000        192,750
                    ----------------------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(10)            750,000
493,125
                    ----------------------------------------------------------------------------------------------------------------
                    PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(10)                      500,000        370,000
                                                                                                                        ------------
                                                                                                                           1,612,499


                    7  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Investments   (Unaudited) (Continued)
                    ----------------------------------------------------------------------------------------------------------------

                                                                                                         Face           Market Value
                                                                                                         Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Utilities--2.4%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities  First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16         $    300,000   $
292,082
--1.4%              ----------------------------------------------------------------------------------------------------------------
                    Subic Power Corp.:
                    9.50% Sinking Fund Debs., 12/28/08                                                        482,750        392,234
                    9.50% Sinking Fund Debs., 12/28/08(9)                                                      96,551         83,517
                                                                                                                        ------------
                                                                                                                             767,833

------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.0% California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(10)                              450,000
339,750
                    ----------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 10.375% Lease Obligation Bonds, Series 1986A, 1/2/11(11)            400,000
243,912
                                                                                                                        ------------
                                                                                                                             583,662
                                                                                                                        ------------
                    Total Corporate Bonds and Notes (Cost $15,719,399)                                                    15,113,327

                                                                                                            Shares
==========================================================
==========================================================
================
Common Stocks--31.6%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--2.5%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--2.5%     Morton International, Inc.                                                                 20,000        580,000
------------------------------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                        26,000        796,250
                                                                                                                        ------------
                                                                                                                           1,376,250

------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--2.5%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing     Goodyear Tire & Rubber Co.                                                                 20,000        735,000
--1.3%
------------------------------------------------------------------------------------------------------------------------------------
Leisure &           McDonald's Corp.                                                                           20,000        682,500
Entertainment--1.2%
------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--10.0%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--2.0%     Coca-Cola Co. (The)                                                                        20,000      1,130,000
------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs    Pfizer, Inc.                                                                                9,000        771,750
--2.6%              ----------------------------------------------------------------------------------------------------------------
                    Schering-Plough                                                                             9,000        669,375
                                                                                                                        ------------
                                                                                                                           1,441,125

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies Stryker Corp.                                                                               3,000        137,250
& Services--2.6%    ----------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                            16,000      1,110,000
                                                                                                                        ------------
                                                                                                                           1,247,250

------------------------------------------------------------------------------------------------------------------------------------
Household Goods     Colgate-Palmolive Co.                                                                      11,000        726,000
--1.3%
------------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.9%       UST, Inc.                                                                                  33,000      1,047,750
------------------------------------------------------------------------------------------------------------------------------------
Financial--5.6%
------------------------------------------------------------------------------------------------------------------------------------
Banks--4.4%         First Interstate BanCorp                                                                    8,000        632,000
                    ----------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                          14,000        710,500
                    ----------------------------------------------------------------------------------------------------------------
                    SunTrust Banks, Inc.                                                                       21,000      1,123,500
                                                                                                                        ------------
                                                                                                                           2,466,000

------------------------------------------------------------------------------------------------------------------------------------
Diversified         Federal National Mortgage Assn.                                                             8,000        651,000
Financial--1.2%
------------------------------------------------------------------------------------------------------------------------------------
Industrial--0.0%
------------------------------------------------------------------------------------------------------------------------------------
Industrial          Equitable Bag, Inc.(12)                                                                     1,861          5,583
Materials--0.0%
------------------------------------------------------------------------------------------------------------------------------------
Technology--11.0%
------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware   Compaq Computer Corp.(12)                                                                  27,000        931,500
--1.6%


                    8  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------


                                                                                                                        Market Value
                                                                                                         Shares         See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Software   Automatic Data Processing, Inc.                                                            13,000   $    819,000
--5.0%              ----------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(12)                                                                        17,000      1,209,125
                    ----------------------------------------------------------------------------------------------------------------
                    Oracle Systems Corp.(12)                                                                   24,000        750,000
                                                                                                                        ------------
                                                                                                                           2,778,125

------------------------------------------------------------------------------------------------------------------------------------
Electronics--4.3%   Hewlett-Packard Co.                                                                         7,000        842,625
                    ----------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                                 9,000        763,875
                    ----------------------------------------------------------------------------------------------------------------
                    Texas Instruments, Inc.                                                                     9,000        796,500
                                                                                                                        ------------
                                                                                                                           2,403,000

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications- Celcaribe SA(9)(12)                                                                        65,040         59,376
Technology--0.1%                                                                                                        ------------
                    Total Common Stocks (Cost $14,718,755)                                                                17,680,459

==========================================================
==========================================================
================
Preferred Stocks--1.4%
------------------------------------------------------------------------------------------------------------------------------------
                    First Nationwide Bank, 11.50% Non-Cum                                                       2,500        251,875
                    ----------------------------------------------------------------------------------------------------------------
                    Kaiser Aluminum Corp., 8.255% Provisionally Redeemable
                    Income Debt Exchangeable for Stock                                                          4,400         46,200
                    ----------------------------------------------------------------------------------------------------------------
                    Prime Retail, Inc., $19.00 Cv., Series B                                                   12,000        208,500
                    ----------------------------------------------------------------------------------------------------------------
                    Unisys Corp., $3.75 Cv., Series A                                                           7,000        272,125
                                                                                                                        ------------
                    Total Preferred Stocks (Cost $840,289)                                                                   778,700

                                                                                                              Units
==========================================================
==========================================================
================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    American Telecasting, Inc. Wts., Exp. 6/99 (Cost $0)                                        2,000          4,000

                                                                                              Date/Price      Shares
==========================================================
==========================================================
================
Put Options Purchased--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., 6.50% (Cost $3,867)                     Apr. 11/.2578      1,500            703



                    9  Oppenheimer Strategic Income & Growth Fund

                                                                                                        Face          Market Value
                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Investments   (Unaudited) (Continued)
                    ----------------------------------------------------------------------------------------------------------------

                                                                                                         Amount(1)     See Note 1
==========================================================
==========================================================
===============
Structured Instruments--0.5%
-----------------------------------------------------------------------------------------------------------------------------------
                    Swiss Bank Corp. Investment Banking, Inc., 10% CD
                    Sterling Rate Linked Nts., 7/3/95 (Cost $300,000)(13)                                $    300,000  $    295,200

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $56,691,365)                                                                  105.5%   59,107,478
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                            (5.5)   (3,091,995)
                                                                                                               ------  ------------
Net Assets                                                                                                      100.0% $ 56,015,483
                                                                                                               ======  ============


                    1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:
                    ARA--Argentine Austral        GBP--British Pound Sterling
                    AUD--Australian Dollar        IDR--Indonesian Rupiah
                    DEM--German Deutsche Mark     NZD--New Zealand Dollar
                    ESP--Spanish Peseta           USD--U.S. Dollar
                    2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
                    3. Represents the current interest rate for a variable rate security.
                    4. A sufficient amount of securities is segregated to collateralize outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
                    5. A sufficient amount of liquid assets has been designated to cover outstanding call and put options, as follows:

                                                 Face Subject          Expiration    Exercise             Premium       Market Value
                                                  To Call/Put          Date          Price                Received      See Note 1
------------------------------------------------------------------------------------------------------------------------------------

Call Option on Australian Dollar                  247,000 AUD          4/20/95       0.74 USD/AUD         $   427            $
731
------------------------------------------------------------------------------------------------------------------------------------
Call Option on New South Wales
Treasury Corp. Gtd. Exch. Bonds, 12%                  100 AUD          4/28/95       109.056 AUD              678
 880
------------------------------------------------------------------------------------------------------------------------------------
Call Option on Pound Sterling                     325,000 GBP          5/8/95        1.60 USD/GBP           3,211             12,584
------------------------------------------------------------------------------------------------------------------------------------
Call Option on Spanish Peseta/Deutsche Mark        13,000 ESP          5/4/95        89.00 ESP/DEM            725
  427
------------------------------------------------------------------------------------------------------------------------------------
Put Option on Deutsche Mark                       200,000 DEM          6/6/95        1.46 DEM/USD           1,417
1,000
                                                                                                          -------            -------
                                                                                                          $ 6,458            $15,622
                                                                                                          =======            =======

                    6. Interest or dividend is paid in kind.
                    7. Represents the current interest rate for an increasing rate security.
                    8. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
                    9. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of
                    1933, as amended. This security has been determined to be liquid under guidelines established by the Board of
                    Trustees. These securities amount to $1,818,605, or 3.24% of the Fund's net assets, at March 31, 1995.
                    10. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
                    11. Non-income-producing--issuer is in default of interest payment.
                    12. Non-income-producing security.
                    13. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Assets and Liabilities   March 31, 1995 (Unaudited)
                    ----------------------------------------------------------------------------------------------------------------


==========================================================
==========================================================
================
Assets              Investments, at value (cost $56,691,365)--see accompanying statement                               $ 59,107,478
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Investments sold                                                                                      1,748,935
                    Interest and dividends                                                                                1,013,032
                    Shares of beneficial interest sold                                                                       66,104
                    ----------------------------------------------------------------------------------------------------------------
                    Deferred organization costs                                                                               7,908
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     5,450
                                                                                                                        ------------
                    Total assets                                                                                         61,948,907

==========================================================
==========================================================
================
Liabilities         Bank overdraft                                                                                          728,976
                    ----------------------------------------------------------------------------------------------------------------
                    Options written, at value (premiums received $6,458)--Note 4                                             15,622
                    ----------------------------------------------------------------------------------------------------------------
                    Unrealized depreciation on forward foreign currency exchange contracts--Note 5                              504
                    ----------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Investments purchased                                                                                 4,569,876
                    Shares of beneficial interest redeemed                                                                  278,590
                    Dividends                                                                                               244,679
                    Distribution and service plan fees--Note 6                                                               34,638
                    Other                                                                                                    60,539
                                                                                                                        ------------
                    Total liabilities                                                                                     5,933,424

==========================================================
==========================================================
================
                    Net Assets                                                                                          $56,015,483
                                                                                                                        ============

==========================================================
==========================================================
================
Composition of
Net Assets
                    Paid-in capital                                                                                     $58,352,103
                    ----------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                  (170,489)
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss from investment, written option and foreign
                    currency transactions                                                                                (4,574,558)
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments, options written and translation
                    of assets and liabilities denominated in foreign currencies                                           2,408,427
                                                                                                                        ------------
                    Net assets                                                                                          $56,015,483
                                                                                                                        ============

========================================================
========================================================
====================
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of $39,428,448
                    and 8,162,126 shares of beneficial interest outstanding)                                                  $4.83
                    Maximum offering price per share (net asset value plus sales charge of 4.75%
                    of offering price)                                                                                        $5.07
                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $16,587,035 and 3,439,548 shares of beneficial interest outstanding)                                   $4.82


                    See accompanying Notes to Financial Statements.


                    11  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Statement of Operations   For the Six Months Ended March 31, 1995 (Unaudited)
                    ----------------------------------------------------------------------------------------------------------------


========================================================
========================================================
====================
Investment Income   Interest (net of foreign withholding taxes of $3,907)                                                $1,896,670
                    ----------------------------------------------------------------------------------------------------------------
                    Dividends                                                                                               257,464
                                                                                                                        ------------
                    Total income                                                                                          2,154,134

========================================================
========================================================
====================
Expenses            Management fees--Note 6                                                                                 213,342
                    ----------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees:
                    Class A--Note 6                                                                                          49,373
                    Class B--Note 6                                                                                          80,891
                    ----------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 6                                                    37,214
                    ----------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                      32,959
                    ----------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              17,754
                    ----------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  10,698
                    ----------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                               2,890
                    ----------------------------------------------------------------------------------------------------------------
                    Registration and filing fees--Class B                                                                       339
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                     9,624
                                                                                                                        -----------
                    Total expenses                                                                                          455,084

========================================================
========================================================
====================
Net Investment Income                                                                                                     1,699,050

------------------------------------------------------------------------------------------------------------------------------------
Realized and        Net realized loss from:
Unrealized Gain     Investments and options written (including premiums on options expired)
(2,590,058)
(Loss) on           Closing and expiration of options written                                                               (91,090)
Investments,        Foreign currency transactions                                                                          (878,411)
Options Written                                                                                                         -----------
and Foreign         Net realized loss                                                                                    (3,559,559)
Currency
Transactions        ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments and options written                                                                       2,462,442
                    Translation of assets and liabilities denominated in foreign currencies                                  74,408
                                                                                                                        -----------
                    Net change                                                                                            2,536,850
                                                                                                                        -----------
                    Net realized and unrealized loss on investments, options written and foreign
                    currency transactions                                                                                (1,022,709)

------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                                                    $   676,341
                                                                                                                        ===========

                    See accompanying Notes to Financial Statements.


                    12  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Statements of Changes in Net Assets
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                     Six Months Ended  Year Ended
                                                                                                     March 31, 1995    September 30,
                                                                                                     (Unaudited)       1994
========================================================
========================================================
====================
Operations          Net investment income                                                            $1,699,050          $2,781,748
                    ----------------------------------------------------------------------------------------------------------------
                    Net realized loss on investments, options written and foreign
                    currency transactions                                                            (3,559,559)           (891,333)
                    ----------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated in
                    foreign currencies                                                                2,536,850          (2,128,001)
                                                                                                   ------------        ------------
                    Net increase (decrease) in net assets resulting from operations                     676,341            (237,586)

========================================================
========================================================
====================
Dividends and       Dividends from net investment income:
Distributions to    Class A ($.153 and $.209 per share, respectively)                                (1,293,242)
(1,931,946)
Shareholders        Class B ($.135 and $.185 per share, respectively)                                  (456,303)           (722,244)
                    ----------------------------------------------------------------------------------------------------------------
                    Dividends in excess of net investment income:
                    Class A ($.011 per share)                                                              --               (98,470)
                    Class B ($.011 per share)                                                              --               (36,812)
                    ----------------------------------------------------------------------------------------------------------------
                    Distributions in excess of net realized gain on investments, options written and foreign currency transactions:
                    Class A ($.097 per share)                                                              --              (885,559)
                    Class B ($.097 per share)                                                              --              (331,059)

========================================================
========================================================
====================
Beneficial Interest Net decrease in net assets resulting from Class A beneficial
Transactions        interest transactions--Note 2                                                    (2,533,058)         (9,347,360)
                    ----------------------------------------------------------------------------------------------------------------
                    Net increase in net assets resulting from Class B beneficial interest
                    transactions--Note 2                                                                836,129           4,699,403

========================================================
========================================================
====================
Net Assets          Total decrease                                                                   (2,770,133)         (8,891,633)
                    ----------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                              58,785,616          67,677,249
                                                                                                   ------------        ------------
                    End of period (including overdistributed net investment income of $170,489
                    and $119,994, respectively)                                                    $ 56,015,483        $ 58,785,616
                                                                                                   ============
============

                    See accompanying Notes to Financial Statements.



                    13  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Financial Highlights
                    ----------------------------------------------------------------------------------------------------------------

                                            Class A                                         Class B
                                            ------------------------------------------      ---------------------------------------
                                            Six Months Ended                                Six Months Ended
                                            March 31, 1995  Year Ended September 30,        March 31, 1995  Year Ended
September 30,
                                            (Unaudited)     1994      1993      1992(2)     (Unaudited)     1994      1993(1)
========================================================
========================================================
====================
Per Share Operating Data:
Net asset value, beginning
of period                                       $4.92        $5.26     $5.03     $5.00           $4.91        $5.26     $5.10
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .15          .21       .22       .07(3)          .13          .19       .14
Net realized and unrealized gain (loss)
on investments, options written
and foreign currency transactions                (.09)        (.23)      .22       .02            (.08)        (.25)      .16
                                                -----        -----     -----     -----           -----        -----     -----
Total income (loss) from
investment operations                             .06         (.02)      .44       .09             .05         (.06)      .30

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                           (.15)        (.21)     (.20)     (.06)           (.14)        (.18)     (.13)
Dividends in excess of
net investment income                              --         (.01)       --        --              --         (.01)       --
Distributions from net realized
gain on investments, options written
and foreign currency transactions                  --           --      (.01)       --              --           --      (.01)
Distributions in excess of net
realized gain on investments,
options written, and foreign
currency transactions                              --         (.10)       --        --              --         (.10)       --
                                                -----        -----     -----     -----           -----        -----     -----
Total dividends and
distributions to shareholders                    (.15)        (.32)     (.21)     (.06)           (.14)        (.29)     (.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.83        $4.92     $5.26     $5.03           $4.82        $4.91     $5.26
                                                =====        =====     =====     =====           =====
 =====     =====

========================================================
========================================================
====================
Total Return, at Net Asset Value(4)              1.34%        (.23)%    8.84%     1.74%            .96%       (1.17)%
5.86%

========================================================
========================================================
====================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                $39,428      $42,733   $55,291   $48,397         $16,587      $16,053   $12,386
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $40,759      $48,360   $59,209   $30,264         $16,277      $14,986  $  7,541
------------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                 8,162        8,683    10,513     9,628           3,440        3,267     2,357
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            6.19%(5)     4.56%     4.33%     4.59%(5)        5.43%(5)     3.86%
3.32%(5)
Expenses                                         1.39%(5)     1.43%     1.36%     1.46%(3)(5)     2.14%(5)     2.17%
2.21%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       85.1%        80.0%    122.4%     25.8%           85.1%        80.0%    122.4%

1. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
2. For the period from June 1, 1992 (commencement of operations) to September 30, 1992.
3. Net investment income would have been $.07 absent the voluntary expense reimbursement, resulting in an expense ratio of 1.74%.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $48,908,363 and $46,268,719, respectively.

See accompanying Notes to Financial Statements.


                    14  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------
                    Notes to Financial Statements (Unaudited)
                    ----------------------------------------------------------------------------------------------------------------


========================================================
1. Significant           Oppenheimer Strategic Income & Growth Fund (the Fund) is registered under the Investment Company
Act of
Accounting Policies      1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor
                         is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares.
Class
                         A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                         -----------------------------------------------------------------------------------------------------------
                         Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations, provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of
                         Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

                         -----------------------------------------------------------------------------------------------------------
                         Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of
                         securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                                             The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

                         -----------------------------------------------------------------------------------------------------------
                         Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to
a
                         specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                         -----------------------------------------------------------------------------------------------------------
                         Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                         -----------------------------------------------------------------------------------------------------------
                         Organization Costs. The Manager advanced $20,590 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the
                         same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

                         -----------------------------------------------------------------------------------------------------------
                         Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such
                         dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

                    15  Oppenheimer Strategic Income & Growth Fund


                    ----------------------------------------------------------------------------------------------------------------
                    Notes to Financial Statements   (Unaudited) (Continued)
                    ----------------------------------------------------------------------------------------------------------------


==========================================================
==========================================================
================
1. Significant           Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss)
Accounting Policies      may differ for financial statement and tax purposes primarily because of paydown gains and losses and the
(continued)              recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective October 1, 1993, the Fund adopted
                         Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income,
                         Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

                         -----------------------------------------------------------------------------------------------------------
                         Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements.
                         Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

==========================================================
==========================================================
================
2. Shares of             The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class.
Beneficial Interest      Transactions in shares of beneficial interest were as follows:

                                         Six Months Ended March 31, 1995    Year Ended September 30, 1994
                                         -------------------------------    -----------------------------
                                            Shares          Amount              Shares         Amount
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                          428,117    $  2,047,517          1,797,523    $  9,177,865
Dividends and distributions reinvested        229,874       1,108,861            535,980       2,757,772
Redeemed                                   (1,179,261)     (5,689,436)        (4,163,212)    (21,282,997)
                                         ------------    ------------       ------------    ------------
Net decrease                                 (521,270)   $ (2,533,058)        (1,829,709)   $ (9,347,360)
                                         ============    ============       ============
============
--------------------------------------------------------------------------------------------------------
Class B:
Sold                                          535,747    $  2,583,783          1,752,588    $  8,784,884
Dividends and distributions reinvested         78,803         379,557            100,839         724,590
Redeemed                                     (442,108)     (2,127,211)          (943,022)     (4,810,071)
                                         ------------    ------------       ------------    ------------
Net increase                                  172,442    $    836,129            910,405    $  4,699,403
                                         ============    ============       ============
============


==========================================================
==========================================================
================
3. Unrealized Gains and  At March 31, 1995, net unrealized appreciation on investments and options written of $2,406,949 was
Losses on Investments    composed of gross appreciation of $3,934,234 and gross depreciation of $1,527,285.
And Options Written

==========================================================
==========================================================
================
4. Option Activity       The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                             The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                                             Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                                             In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of
                         Operations.


                    16  Oppenheimer Strategic Income & Growth Fund

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------



==========================================================
==========================================================
================
4. Option Activity       The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price
(Continued)              of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                         Written option activity for the six months ended March 31, 1995 was as follows:

                                            Call Options                 Put Options
                                            -------------------------    ----------------------
                                              Number        Amount         Number      Amount
                                            of Options    of Premiums    of Options of Premiums
-----------------------------------------------------------------------------------------------
Options outstanding at September 30, 1994    2,621,646    $   33,236          --     $     --
-----------------------------------------------------------------------------------------------
Options written                                  2,064        11,063       136,986        1,416
-----------------------------------------------------------------------------------------------
Options expired prior to exercise           (2,622,829)      (39,257)         --           --
                                            ----------    ----------    ----------   ----------
Options outstanding at March 31, 1995              881    $    5,042       136,986   $    1,416
                                            ==========    ==========    ==========   ==========


==========================================================
==========================================================
================
5. Forward Contracts     A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell
a
                         foreign currency at a future date, at a negotiated rate.

                                             The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                                             Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                                             In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the
                         Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                                             Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                         At March 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                              Contract                          Unrealized
                                              Amount        Valuation as of     Appreciation
Contracts to Purchase    Expiration Date      (000's)       March 31, 1995,     (Depreciation)
----------------------------------------------------------------------------------------------
Deutsche Mark            4/10/95--5/16/95     492           $359,909             $8,891
----------------------------------------------------------------------------------------------
New Zealand Dollar       5/4/95               138             90,630                105
                                                            --------             ------
                                                            $450,539             $8,996
                                                            ========             ======

                                              Contract                          Unrealized
                                              Amount        Valuation as of     Appreciation
Contracts to Sell        Expiration Date      (000's)       March 31, 1995,     (Depreciation)
----------------------------------------------------------------------------------------------
Australian Dollar       5/4/95                123           $ 90,656              $(131)
----------------------------------------------------------------------------------------------
Spanish Peseta          4/10/95--5/16/95      45,500         360,387             (9,369)
                                                            --------             ------
                                                            $451,043             (9,500)
                                                            ========             ------
                                                                                  $(504)
                                                                                 ======


                    17  Oppenheimer Strategic Income & Growth Fund


                    ----------------------------------------------------------------------------------------------------------------
                    Notes to Financial Statements   (Unaudited) (Continued)
                    ----------------------------------------------------------------------------------------------------------------



==========================================================
==========================================================
================
6. Management Fees and   Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund
Other Transactions       which provides for an annual fee of .75% on the first $200 million of net assets, with a reduction of
 .03%
With Affiliates          on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in
                         excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                                             For the six months ended March 31, 1995, commissions (sales charges paid by investors)
                         on sales of Class A shares totaled $46,265, of which $13,727 was retained by Oppenheimer Funds
Distributor,
                         Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $94,320, of which
                         $13,601 was paid to an affiliated broker/dealer. During the six months ended March 31, 1995, OFDI received
                         contingent deferred sales charges of $43,496 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                                             Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                                             Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of
                         Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the six months ended March 31, 1995, OFDI paid $5,866 and $992, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $67,680 as
                         reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

==========================================================
==========================================================
================
7. Illiquid Securities   At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities
                         Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
                         Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets
                         (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 was $107,619 which represents .19% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                  Valuation
                                                                                                  Per Unit as of
Security                                                    Acquisition Date    Cost Per Unit     March 31, 1995
----------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 3,
Loan Participation Agreement, Tranche A, 7.625%, 9/20/97    10/25/94            $89.00            $56.50

                         Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.




Appendix A

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Transmission
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking*For purposes of the Fund's investment policy not to concentrate in securities of issues in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

Investment Adviser
          Oppenheimer Management Corporation
          Two World Trade Center
          New York, New York 10048-0203

Distributor
          Oppenheimer Funds Distributor, Inc.
          Two World Trade Center
          New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
          Oppenheimer Shareholder Services
          P.O. Box 5270
          Denver, Colorado 80217
          1-800-525-7048

Custodian of Portfolio Securities
          The Bank of New York
          One Wall Street
          New York, NY 10015

Independent Auditors
          Deloitte & Touche LLP
          1560 Broadway
          Denver, Colorado 80202

Legal Counsel
          Myer, Swanson, Adams & Wolf, P.C.
          1600 Broadway
          Denver, Colorado 80202-4918